Exhibit 10.1
FOURTH AMENDMENT TO
SECOND AMENDED AND RESTATED CREDIT AGREEMENT
This FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”), dated as of July 21, 2009, is made by and between PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), LEHMAN COMMERCIAL PAPER INC., as the administrative agent (the “Administrative Agent”) and the Required Lenders.
Recitals
Whereas, the Borrower, the Lenders, and the Administrative Agent have entered into that certain Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended by that First Amendment to the Second Amended and Restated Credit Agreement, dated as of December 22, 2005, that Second Amendment to the Second Amended and Restated Credit Agreement, dated as of October 11, 2006, and that Third Amendment to the Second Amended and Restated Credit Agreement, dated as of November 17, 2006, as so amended, the “Credit Agreement”). Unless otherwise noted herein, any terms defined in the Credit Agreement and not defined in this Amendment are used herein as defined in the Credit Agreement;
Whereas, the Borrower has requested certain amendments to the Credit Agreement, and the Required Lenders have agreed to amend the Credit Agreement as hereinafter set forth;
Whereas, subject to the terms and conditions set forth herein and in the Agency Transfer Agreement (as defined below), the Administrative Agent desires to resign as Administrative Agent under the Credit Agreement and the other Loan Documents; and
Whereas, subject to the terms and conditions set forth herein and in the Agency Transfer Agreement, the Required Lenders desire to appoint Barclays Bank PLC as successor Administrative Agent under the Credit Agreement and the other Loan Documents.
Now Therefore, in consideration of the premises and the mutual agreements set forth herein, the Borrower, the Administrative Agent and the Required Lenders agree as follows:
Section 1. AMENDMENTS TO CREDIT AGREEMENT. Subject to the conditions and upon the terms set forth in this Amendment and in reliance on the representations and warranties of the Borrower set forth in this Amendment, the Credit Agreement is hereby modified and amended, as of the Fourth Amendment Effective Date, as follows:
1.1 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is amended by deleting the definitions of “Incremental Delayed Draw Loans” and “Revolving Credit Termination Date” in their entirety.
1.2 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is amended by restating the following defined terms as follows:
(a) “Available Revolving Credit Commitment”: with respect to any Lender, at any time, an amount equal to the sum of its Available Extending Revolving Credit Commitments and its Available Non-Extending Revolving Credit Commitments.

(b) “Base Rate”: for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1% and (c) the sum of the Eurodollar Rate for such day assuming a one-month Interest Period and 1.00%. For purposes hereof: “Prime Rate” shall mean the prime lending rate as set forth on the British Banking Association Telerate Page 5 (or such other comparable page as may, in the opinion of the Administrative Agent, replace such page for the purpose of displaying such rate), as in effect from time to time. Any change in the Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate (assuming a one-month Interest Period) shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Federal Funds Effective Rate or the Eurodollar Rate (assuming a one-month Interest Period), respectively.
(c) “Incremental Loans”: additional Loans or Additional Extensions of Credit made pursuant to credit facilities added pursuant to Section 2.8.
(d) “Incremental Revolving Credit Commitment”: as to any Lender, the obligation of such Lender, if any, to make Incremental Revolving Credit Loans, in an aggregate principal amount and/or face amount not to exceed the amount set forth in the New Lender Supplement or the Assignment and Acceptance delivered by such Lender, as the case may be, to the Administrative Agent and the Borrower. The aggregate amount of the Incremental Revolving Credit Commitments is $175,000,000 immediately prior to the Fourth Amendment Effective Date, as may be increased pursuant to the terms of Section 2.8(a).
(e) “Incremental Revolving Credit Loans”: Incremental Loans that are revolving loans.
(f) “Incremental Term Loans”: Incremental Loans that are term loans.
(g) “Indentures”: collectively, the Senior Subordinated Notes Indenture 2003, the Senior Subordinated Notes Indenture 2004, and any future indentures or other agreements governing any New Subordinated Obligations, any Permitted Senior Unsecured Indebtedness or any Permitted Refinancing Obligations.
(h) “Interest Period”: as to any Eurodollar Loan, (a) initially, the period commencing on the borrowing or conversion date, as the case may be, with respect to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower in its notice of borrowing or notice of conversion, as the case may be, given with respect thereto; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Eurodollar Loan and ending one, two, three or six months thereafter, as selected by the Borrower by irrevocable notice to the Administrative Agent not less than three Business Days prior to the last day of the then current Interest Period with respect thereto; provided that, all of the foregoing provisions relating to Interest Periods are subject to the following:
(a) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Interest Period into another calendar month in which event such Interest Period shall end on the immediately preceding Business Day;
(b) any Interest Period that begins prior to the Non-Extending Revolving Credit Termination Date and would otherwise extend beyond the Non-Extending Revolving Credit Termination Date shall end on the Non-Extending Revolving Credit Termination Date;

(c) any Interest Period that would otherwise extend beyond the Extending Revolving Credit Termination Date shall end on the Extending Revolving Credit Termination Date;
(d) any Interest Period that would otherwise extend beyond the date final payment is due on the Term Loans or Delayed Draw Term Loans, as the case may be, shall end on such due date, as applicable; and
(e) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period.
(i) “L/C Fee Payment Date”: the last day of each March, June, September and December and, in the case of Non-Extending Revolving Credit Commitments, the Non-Extending Revolving Credit Termination Date, and, in the case of Extending Revolving Credit Commitments, the Extending Revolving Credit Termination Date.
(j) “Lenders”: collectively, the Term Loan Lenders, the Delayed Draw Term Loan Lenders and the Revolving Credit Lenders.
(k) “New Subordinated Obligations”: unsecured subordinated Indebtedness of the Borrower that (a) does not have any scheduled principal payment, mandatory principal prepayment or sinking fund payment due prior to the date that is (i) with respect to New Subordinated Obligations incurred prior to the Fourth Amendment Effective Date, six months following the Term Loan Maturity Date and Delayed Draw Term Loan Maturity Date and (ii) with respect to New Subordinated Obligations incurred on or after the Fourth Amendment Effective Date, six months following the latest of the Term Loan Maturity Date, Delayed Draw Term Loan Maturity Date and Extending Revolving Credit Termination Date, (b) is not secured by any Lien on the Property of Borrower or any of its Subsidiaries, and (c) is otherwise on terms (except for pricing) which are (i) in the aggregate not more favorable to the holders of such Indebtedness than those contained in the Existing Subordinated Obligations as in effect on the date hereof in any manner which is detrimental to the Agents or the Lenders or substantially identical thereto (in each case, as determined by the Administrative Agent in its discretion) or (ii) otherwise approved by the Required Lenders; provided, however, for purposes of this clause (c) Borrower shall be permitted to incur convertible subordinated debt on terms reasonably acceptable to the Administrative Agent and otherwise in compliance with clauses (a) and (b) above.

(l) “Permitted Refinancing Obligations”: unsecured Indebtedness of the Borrower that (a) does not have any scheduled principal payment, mandatory principal prepayment or sinking fund payment due prior to the date that is (i) with respect to Permitted Refinancing Obligations incurred prior to the Fourth Amendment Effective Date, six months following the Term Loan Maturity Date and Delayed Draw Term Loan Maturity Date and (ii) with respect to Permitted Refinancing Obligations incurred on or after the Fourth Amendment Effective Date, six months following the latest of the Term Loan Maturity Date, Delayed Draw Term Loan Maturity Date and Extending Revolving Credit Termination Date; (b) is not secured by any Lien on the Property of Borrower or any of its Subsidiaries, and (c) is otherwise on terms (except for pricing) which are (i) not, in the aggregate, more favorable to the holders of such Indebtedness than those contained in the Existing Subordinated Obligations as in effect on the date hereof (except such Permitted Refinancing Obligations need not contain subordination provisions) in any manner which is detrimental to the Agents or the Lenders or substantially identical thereto (in each case, as determined by the Agent in its discretion) or (ii) otherwise approved by the Lenders who will represent Required Lenders after giving effect to the application of any proceeds of Permitted Refinancing Obligations to prepay Term Loans and Delayed Draw Term Loans (or if all Term Loans and Delayed Draw Term Loans have been repaid, to prepay Permitted Refinancing Obligations), or Revolving Credit Loans.
(m) “Revolving Credit Commitment”: as to any Lender, its Non-Extending Revolving Credit Commitment and its Extending Revolving Credit Commitment.
(n) “Revolving Credit Commitment Period”: the period from and including (a) in the case of Non-Extending Revolving Credit Commitments, the Effective Date to the Non-Extending Revolving Credit Termination Date and (b) in the case of Extending Revolving Credit Commitments, the effective date of such commitment as set forth in the Extending Revolving Credit Commitment Agreement executed by such Lender executing same to the Extending Revolving Credit Termination Date.
(o) “Revolving Credit Lender”: each Lender (including Incremental Revolving Credit Lenders) that has a Revolving Credit Commitment or that is the holder of Revolving Credit Loans.
(p) “Revolving Credit Loans”: Non-Extending Revolving Credit Loans and Extending Revolving Credit Loans, collectively.
(q) “Revolving Credit Percentage”: as to any Revolving Credit Lender at any time, the percentage which such Lender’s Revolving Credit Commitment then constitutes of the Total Revolving Credit Commitments (or, at any time after any Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender’s Revolving Extensions of Credit then outstanding constitutes of the amount of the Total Revolving Extensions of Credit then outstanding); provided, however, for purposes of the payment of the Applicable Margin or the payment of any fees hereunder, then, if there is a difference in the amount of the Applicable Margin or the amount of such fees based on whether a Lender is a Non-Extending Revolving Credit Lender or an Extending Revolving Credit Lender, “Revolving Credit Percentage” shall refer to the Non-Extending Revolving Credit Percentage, which shall be applied to such Applicable Margin or payment of fees applicable to Non-Extending Revolving Credit Commitments, and to the Extending Revolving Credit Percentage, which shall be applied to the Applicable Margin or payment of fees applicable to Extending Revolving Credit Commitments.
(r) “Revolving Extensions of Credit”: as to any Lender, the sum of such Lender’s Non-Extending Revolving Extensions of Credit and such Lender’s Extending Revolving Extensions of Credit.

(s) “Specified Change of Control”: a “Change of Control”, or like event, as defined in any of the Indentures or other document entered into by the Borrower or any Restricted Subsidiary with respect to any New Subordinated Obligations, Permitted Refinancing Obligations or Permitted Senior Unsecured Indebtedness.
(t) “Total Revolving Credit Commitments”: at any time, the Total Extending Revolving Credit Commitments and the Total Non-Extending Revolving Credit Commitments, in each case then in effect.
(u) “Total Revolving Extensions of Credit”: at any time, the aggregate amount of the Extending Revolving Extensions of Credit and the aggregate amount of Non-Extending Revolving Extensions of Credit, in each case outstanding at such time.
1.3 Amendment to Section 1.1. Section 1.1 of the Credit Agreement is amended by adding the following defined terms in the appropriate alphabetical order:
(a) “Aggregate Extending Percentage”: shall mean, at any time, the percentage obtained by dividing the Total Extending Revolving Credit Commitments by the Total Revolving Credit Commitments.
(b) “Aggregate Non-Extending Percentage”: shall mean, at any time, the percentage obtained by dividing the Total Non-Extending Revolving Credit Commitments by the Total Revolving Credit Commitments.
(c) “Applicable Period”: as defined in Annex A.
(d) “Available Extending Revolving Credit Commitment”: with respect to any Extending Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Extending Revolving Credit Commitment then in effect over (b) such Lender’s Extending Revolving Extensions of Credit then outstanding; provided, that in calculating any Extending Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Extending Revolving Credit Commitment pursuant to Section 2.10(a), the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero.
(e) “Available Non-Extending Revolving Credit Commitment”: with respect to any Non-Extending Revolving Credit Lender at any time, an amount equal to the excess, if any, of (a) such Lender’s Non-Extending Revolving Credit Commitment then in effect over (b) such Lender’s Non-Extending Revolving Extensions of Credit then outstanding; provided, that in calculating any Non-Extending Lender’s Revolving Extensions of Credit for the purpose of determining such Lender’s Available Non-Extending Revolving Credit Commitment pursuant to Section 2.10(a), the aggregate principal amount of Swing Line Loans then outstanding shall be deemed to be zero.
(f) “Back-Stop Arrangements”: collectively, the Letter of Credit Back-Stop Arrangements and the Swing Line Back-Stop Arrangements.
(g) “Defaulting Lender”: any Lender with respect to which a Lender Default is in effect.

(h) “Extending L/C Obligations”: at any time, an amount equal to the sum of (a) the aggregate then undrawn and unexpired amount of the then outstanding Extending Letters of Credit and (b) the aggregate amount of drawings under Extending Letters of Credit that have not then been reimbursed pursuant to Section 3.5.
(i) “Extending Letter of Credit”: as defined in Section 3.4(a).
(j) “Extending Revolving Credit Commitment”: as to any Lender, the obligation of such Lender, if any, to make Extending Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed (other than as agreed by such Lender pursuant to the express terms hereof) the amount set forth under the heading “Extending Revolving Credit Commitment” opposite such Lender’s name in the Extending Revolving Credit Commitment Agreement, in the Assignment and Acceptance pursuant to which such Lender became a party hereto or in the New Lender Supplement pursuant to which such Lender became a party hereto, in each case as the same may be changed from time to time pursuant to the terms hereof. On the Fourth Amendment Effective Date, the amount of Extending Revolving Credit Commitments is $0.
(k) “Extending Revolving Credit Commitment Agreement”: an agreement substantially in the form of Exhibit M.
(l) “Extending Revolving Credit Lender”: any Revolving Credit Lender that has an Extending Revolving Credit Commitment.
(m) “Extending Revolving Credit Loans”: collectively, as described in Section 2.4(b) (including any Incremental Revolving Credit Loans made by Lenders holding Extending Revolving Credit Commitments).
(n) “Extending Revolving Credit Note”: as defined in Section 2.9(e).
(o) “Extending Revolving Credit Percentage”: as to any Extending Revolving Credit Lender, at any time, the percentage which such Lender’s Extending Revolving Credit Commitment then constitutes of the Total Extending Revolving Credit Commitments (or, at any time after the Extending Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender’s Extending Revolving Extensions of Credit then constitutes of the Total Extending Revolving Extensions of Credit then outstanding).
(p) “Extending Revolving Credit Termination Date”: as set forth in the initial Extending Revolving Credit Commitment Agreement (or such earlier date on which the Loans become due and payable pursuant to Section 8).
(q) “Extending Revolving Extensions of Credit”: as to any Extending Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Extending Revolving Credit Loans made by such Lender then outstanding, (b) such Lender’s Revolving Credit Percentage of the L/C Obligations then outstanding (exclusive of Extending L/C Obligations then outstanding), (c) such Lender’s Extending Revolving Credit Percentage of all Extending L/C Obligations then outstanding and (d) such Lender’s Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.

(r) “Fourth Amendment”: that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of the Fourth Amendment Effective Date, between Borrower, the Administrative Agent and the Required Lenders.
(s) “Fourth Amendment Effective Date”: July 21, 2009.
(t) “Incremental Delayed Draw Term Loans”: Incremental Loans that are delayed draw term loans.
(u) “Lender Default” shall mean, as to any Lender, (i) the failure of such Lender to (x) make available its portion of any Term Loans, Delayed Draw Term Loans or Revolving Credit Loans required to be funded by it hereunder within one (1) Business Day of the date required therefor, unless the subject of a good faith dispute the substance of which such Lender notifies Borrower and the Administrative Agent, or (y) fund any portion of its participations in Swing Line Loans or participations in Letters of Credit, (ii) such Lender having become the subject of a bankruptcy or insolvency proceeding or a takeover by a regulatory authority or (iii) such Lender having notified the Administrative Agent, the Swing Line Lender, any Issuing Lender and/or any Loan Party, or having made a public statement to the effect, that it does not intend to comply with any of its funding obligations generally under agreements in which such Lender has committed to extend credit; provided that, the term “Lender Default” shall also include, as to any Lender, (1) any Affiliate of such Lender that has “control” (within the meaning provided in the definition of “Affiliate”) of such Lender having become the subject of a bankruptcy or insolvency proceeding or a takeover by a regulatory authority and (2) any previously cured “Lender Default” of such Lender under this Agreement, unless such Lender Default has ceased to exist for a period of at least 90 consecutive days.
(v) “Letter of Credit Back-Stop Arrangements”: as defined in Section 3.9.
(w) “Non-Extending Revolving Credit Commitment”: as to any Lender, the obligation of such Lender, if any, to make Non-Extending Revolving Credit Loans and participate in Swing Line Loans and Letters of Credit, in an aggregate principal and/or face amount not to exceed the amount set forth under the heading “Revolving Credit Commitment” opposite such Lender’s name on Schedule 1 to the Lender Addendum delivered by such Lender, or, as the case may be, under the heading “Revolving Credit Commitment” (prior to the Fourth Amendment Effective Date) or under the heading “Non-Extending Revolving Credit Commitment” (on or after the Fourth Amendment Effective Date) in the Assignment and Acceptance pursuant to which such Lender became a party hereto, as the same may be changed from time to time pursuant to the terms hereof. On the Fourth Amendment Effective Date, all Revolving Credit Commitments are Non-Extending Revolving Credit Commitments.
(x) “Non-Extending Revolving Credit Lender”: any Revolving Credit Lender that has a Non-Extending Revolving Credit Commitment.
(y) “Non-Extending Revolving Credit Loans”: collectively, as described in Section 2.4(a). On the Fourth Amendment Effective Date, all Revolving Credit Loans are Non-Extending Revolving Credit Loans.
(z) “Non-Extending Revolving Credit Note”: as defined in Section 2.9(e).

(aa) “Non-Extending Revolving Credit Percentage”: as to any Non-Extending Revolving Credit Lender, at any time, the percentage which such Lender’s Non-Extending Revolving Credit Commitment then constitutes of the Total Non-Extending Revolving Credit Commitments (or, at any time after, the Non-Extending Revolving Credit Commitments shall have expired or terminated, the percentage which the aggregate amount of such Lender’s Non-Extending Revolving Extensions of Credit then outstanding constitutes of the Total Non-Extending Revolving Extensions of Credit then outstanding).
(bb) “Non-Extending Revolving Credit Termination Date”: the fifth anniversary of the Effective Date (or such earlier date on which the Loans become due and payable pursuant to Section 8).
(cc) “Non-Extending Revolving Extensions of Credit”: as to any Non-Extending Revolving Credit Lender at any time, an amount equal to the sum of (a) the aggregate principal amount of all Non-Extending Revolving Credit Loans made by such Lender then outstanding, (b) such Lender’s Revolving Credit Percentage of the L/C Obligations then outstanding (exclusive of Extending L/C Obligations then outstanding) and (c) such Lender’s Revolving Credit Percentage of the aggregate principal amount of Swing Line Loans then outstanding.
(dd) “Payment Amount”: as defined in Section 3.5.
(ee) “Permitted Senior Unsecured Indebtedness” shall mean unsecured Indebtedness of the Borrower in respect of debt securities (i) that does not have any scheduled principal payment, mandatory principal prepayment, sinking fund payment or similar provision (including the rights on the part of any holder to require the redemption or repurchase of any such Indebtedness), in each case that could require any payment of or on account of principal in respect thereof until the date that is six months following the latest of the Term Loan Maturity Date, Delayed Draw Term Loan Maturity Date and Extending Revolving Credit Termination Date (other than pursuant to change of control or asset sale provisions customary for debt securities issued by issuers with credit ratings comparable to that of the Borrower), (ii) that is not secured by any Lien on the Property of Borrower or any of its Subsidiaries, (iii) that ranks pari passu with the Loans and Commitments hereunder and does not constitute Subordinated Obligations, (iv) that contains covenants, events of default and credit support that is reasonably customary for similar offerings by issuers with credit ratings comparable to that of the issuer of such debt and (v) the terms of such Indebtedness are otherwise reasonably satisfactory to the Administrative Agent.
(ff) “Stated Amount”: at any time, the maximum amount available to be drawn under a Letter of Credit (in each case determined without regard to whether any conditions to drawing could then be met).
(gg) “Swing Line Back-Stop Arrangements”: as defined in Section 2.7.
(hh) “Total Extending Revolving Credit Commitments”: at any time, the aggregate amount of Extending Revolving Credit Commitments then in effect.
(ii) “Total Non-Extending Revolving Credit Commitments”: at any time, the aggregate amount of Non-Extending Revolving Credit Commitments then in effect.

1.4 Amendment to Section 2.4. Section 2.4 of the Credit Agreement is restated in its entirety as follows:
“2.4 Revolving Credit Commitments.
(a) Subject to the terms and conditions hereof, each Non-Extending Revolving Credit Lender severally agrees to make revolving credit loans (“Non-Extending Revolving Credit Loans”) to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding for such Non-Extending Revolving Credit Lender which, when added to the product of (x) such Lender’s Non-Extending Revolving Credit Percentage and (y) the sum of (I) the Aggregate Non-Extending Percentage of the aggregate amount of all L/C Obligations then outstanding (exclusive of (A) Extending L/C Obligations then outstanding and (B) Payment Amounts which are repaid with the proceeds of, and simultaneously with, the incurrence of, the respective incurrence of Revolving Credit Loans) and (II) the Aggregate Non-Extending Percentage of the aggregate principal amount of the Swing Line Loans then outstanding (exclusive of Swing Line Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Credit Loans), does not exceed the amount of such Lender’s Non-Extending Revolving Credit Commitment.
(b) Subject to the terms and conditions hereof, each Extending Revolving Credit Lender severally agrees to make revolving credit loans (“Extending Revolving Credit Loans”) to the Borrower from time to time during the Revolving Credit Commitment Period in an aggregate principal amount at any one time outstanding for such Extending Revolving Credit Lender which, when added to the product of (x) such Lender’s Extending Revolving Credit Percentage and (y) the sum of (I) the Aggregate Extending Percentage of the aggregate amount of all L/C Obligations then outstanding (exclusive of (A) Extending L/C Obligations then outstanding and (B) Payment Amounts which are repaid with the proceeds of, and simultaneously with, the incurrence of, the respective incurrence of Revolving Credit Loans), (II) the aggregate amount of all Extending L/C Obligations then outstanding (exclusive of Payment Amounts which are repaid with the proceeds of, and simultaneously with, the incurrence of, the respective incurrence of Revolving Credit Loans) and (III) the Aggregate Extending Percentage of the aggregate principal amount of the Swing Line Loans then outstanding (exclusive of Swing Line Loans which are repaid with the proceeds of, and simultaneously with the incurrence of, the respective incurrence of Revolving Credit Loans), does not exceed the amount of such Lender’s Extending Revolving Credit Commitment.
(c) During the Revolving Credit Commitment Period, the Borrower may use the Revolving Credit Commitments by borrowing, prepaying the Revolving Credit Loans in whole or in part, and reborrowing, all in accordance with the terms and conditions hereof. The Revolving Credit Loans may from time to time be Eurodollar Loans or Base Rate Loans, as determined by the Borrower and notified to the Administrative Agent in accordance with Sections 2.5 and 2.14, provided that (i) no Non-Extending Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Non-Extending Revolving Credit Termination Date and (ii) no Extending Revolving Credit Loan shall be made as a Eurodollar Loan after the day that is one month prior to the Extending Revolving Credit Termination Date. The Borrower shall repay (i) all outstanding Non-Extending Revolving Credit Loans on the Non-Extending Revolving Credit Termination Date and (ii) all outstanding Extending Revolving Credit Loans on the Extending Revolving Credit Termination Date.

(d) Except as provided in Section 2.26(d), each borrowing by the Borrower hereunder of Revolving Credit Loans shall be made pro rata according to the Revolving Credit Percentages of the Revolving Credit Lenders.”
1.5 Amendment to Section 2.5. Section 2.5 of the Credit Agreement is restated in its entirety as follows:
“2.5 Procedure for Revolving Credit Borrowing. The Borrower may borrow under the Revolving Credit Commitments on any Business Day during the Revolving Credit Commitment Period, provided that the Borrower shall deliver to the Administrative Agent a Borrowing Notice (which Borrowing Notice must be received by the Administrative Agent prior to 12:00 Noon, New York City time, (a) three Business Days prior to the requested Borrowing Date, in the case of Eurodollar Loans, or (b) one Business Day prior to the requested Borrowing Date, in the case of Base Rate Loans). Any Revolving Credit Loans made on the Effective Date shall initially be Base Rate Loans. Each borrowing of Revolving Credit Loans under the Revolving Credit Commitments shall be in an amount equal to (x) in the case of Base Rate Loans, $1,000,000 or a whole multiple thereof (or, if the then aggregate Available Revolving Credit Commitments are less than $1,000,000, such lesser amount) and (y) in the case of Eurodollar Loans, $1,000,000 or a whole multiple of $1,000,000 in excess thereof; provided, that the Swing Line Lender may request, on behalf of the Borrower, borrowings of Base Rate Loans under the Revolving Credit Commitments in other amounts pursuant to Section 2.7. Upon receipt of any such Borrowing Notice from the Borrower, the Administrative Agent shall promptly notify each Revolving Credit Lender thereof. In the case of Non-Extending Revolving Credit Loans, each Non-Extending Revolving Credit Lender will make its Non-Extending Revolving Credit Percentage of the amount of each borrowing of Non-Extending Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. In the case of Extending Revolving Credit Loans, each Extending Revolving Credit Lender will make its Extending Revolving Credit Percentage of the amount of each borrowing of Extending Revolving Credit Loans available to the Administrative Agent for the account of the Borrower at the Funding Office prior to 12:00 Noon, New York City time, on the Borrowing Date requested by the Borrower in funds immediately available to the Administrative Agent. Each borrowing referred to above will then be made available to the Borrower by the Administrative Agent in like funds as received by the Administrative Agent.”
1.6 Amendment to Section 2.6. Section 2.6 of the Credit Agreement is restated in its entirety as follows:
“2.6 Swing Line Commitment. Subject to the terms and conditions hereof, the Swing Line Lender agrees that, during the Revolving Credit Commitment Period, it will make available to the Borrower in the form of swing line loans (“Swing Line Loans”) a portion of the credit otherwise available to the Borrower under the Revolving Credit Commitments; provided that (i) the aggregate principal amount of Swing Line Loans outstanding at any time shall not exceed the Swing Line Commitment then in effect (notwithstanding that the Swing Line Loans outstanding at any time, when aggregated with the Swing Line Lender’s other outstanding Revolving Credit Loans hereunder, may exceed the Swing Line Commitment then in effect or such Swing Line Lender’s Revolving Credit Commitment then in effect) and (ii) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan if, after giving effect to the making of such Swing Line Loan, the aggregate amount of the Available Revolving Credit Commitments would be less than zero. During the Revolving Credit Commitment Period, the Borrower may use the Swing Line Commitment by borrowing, repaying and reborrowing, all in accordance with the terms and conditions hereof. Swing Line Loans shall be Base Rate Loans only. The Borrower shall repay all outstanding Swing Line Loans on the Non-Extending Revolving Credit Termination Date and on the Extending Revolving Credit Termination Date.”

1.7 Amendment to Section 2.7. Section 2.7 of the Credit Agreement is amended by adding the following section (f) to the end of Section 2.7:
“(f) The Swing Line Lender shall not be obligated to make any Swing Line Loans at a time when (i) a Lender Default exists or (ii) if the Swing Line Lender, in its reasonable discretion, determines that there may be a risk of one or more Revolving Credit Lenders becoming a Defaulting Lender, unless, in either case, the Swing Line Lender has entered into arrangements satisfactory to it to eliminate the Swing Line Lender’s risk with respect to the relevant Lender(s), including by cash collateralizing such Lender’s Revolving Credit Percentage of the outstanding Swing Line Loans (such arrangements, the “Swing Line Back-Stop Arrangements”).”
1.8 Amendment to Section 2.8(a). Section 2.8(a) of the Credit Agreement is restated in its entirety as follows:
“(a) Borrower may at any time by notice to Administrative Agent, request that, subject to the following conditions and otherwise in accordance with this Agreement, Lenders and/or New Lenders, provide Incremental Loans, which Incremental Loans may be provided as Incremental Term Loans, Incremental Delayed Draw Term Loans or Incremental Revolving Credit Loans, including Extending Revolving Credit Commitments, provided that after giving effect to the increase in this Section 2.8(a), the sum of (x) the aggregate amount of Revolving Credit Commitments plus (y) the principal amount of Term Loans plus (z) the principal amount of funded and unfunded Delayed Draw Term Loans does not exceed $625,000,000; provided, that (i) no Default or Event of Default shall have occurred and be continuing or result from such Incremental Loans or Incremental Revolving Credit Commitments, (ii) the terms of the Incremental Loans and Incremental Revolving Credit Commitments are in compliance with Section 2.8(c) below, (iii) the Borrower shall have received all approvals from all applicable Gaming Boards necessary or, in the discretion of the Administrative Agent, advisable in connection with such Incremental Loans and Incremental Revolving Credit Commitments; (iv) the Borrower shall have delivered to the Administrative Agent a legal opinion of each such special or local counsel as may be reasonably requested by the Administrative Agent; (v) the Borrower shall have delivered to the Administrative Agent title and extended coverage insurance for each real property Collateral covering the amount of the Incremental Loans and Incremental Revolving Credit Commitments containing such endorsements and affirmative coverage as the Administrative Agent may reasonably request; and (vi) Administrative Agent and Borrower shall execute conforming amendments to this Agreement and the other Loan Documents (collectively, the “Incremental Facility Amendments”) to reflect such Incremental Loans and Incremental Revolving Credit Commitments without the consent of any Lender, including, without limitation, to provide for the terms set forth in the Incremental Facility Activation Notice described below or Section 2.8(c).”

1.9 Amendment to Section 2.8(b). Section 2.8(b) of the Credit Agreement is restated in its entirety as follows:
“(b) Upon receipt of such notice and an officer’s certificate as to the satisfaction of the foregoing conditions, Administrative Agent shall use all commercially reasonable efforts to arrange for Lenders or New Lenders (or, in the case of Incremental Revolving Credit Commitments provided hereunder on or after the Fourth Amendment Effective Date, Extending Revolving Credit Lenders or New Lenders) to provide such Incremental Loans and Incremental Revolving Credit Commitments. Alternatively, any Lender may commit to provide the full amount of the requested Incremental Loans and then offer portions of such Incremental Loans to the other Lenders or other financial institutions, subject to the approval of Administrative Agent (or, in the case of Incremental Revolving Credit Commitments provided hereunder on or after the Fourth Amendment Effective Date, any Extending Revolving Credit Lenders or any New Lender may take the foregoing actions). Nothing contained in this paragraph or otherwise in this Agreement is intended or will be required to commit any Lender or any Agent to provide any portion of any such additional Incremental Loans.”
1.10 Amendment to Section 2.8(c). Section 2.8(c) of the Credit Agreement is restated in its entirety as follows:
(c) The Incremental Loans (a) shall rank pari passu in right of payment and of security with the Revolving Credit Loans, the Term Loans and the Delayed Draw Term Loans, (b) shall not mature earlier than (i) with respect to Incremental Loans incurred prior to the Fourth Amendment Effective Date, the Term Loan Maturity Date and Delayed Draw Term Loan Maturity Date and (ii) with respect to Incremental Loans incurred on or after the Fourth Amendment Effective Date, the latest of the Term Loan Maturity Date, Delayed Draw Term Loan Maturity Date and Extending Revolving Credit Termination Date (but may, subject to clause (c) below, have amortization prior to such date), (c) shall not have a weighted average life that is shorter than the then-remaining weighted average life of the Term Loans or the Delayed Draw Term Loans, and (d) except as set forth above, shall be treated substantially the same as (and in any event no more favorably than) the Term Loans and the Delayed Draw Term Loans (in each case, including with respect to mandatory and voluntary prepayments), provided that if the Applicable Margin relating to any Incremental Loan (other than with respect to Incremental Revolving Credit Commitments established on or after the Fourth Amendment Effective Date or any Extending Revolving Credit Loans made thereunder) (as adjusted for upfront fees payable to Lenders of the Incremental Loans and original issue discount) exceeds the Applicable Margin relating to the Term Loans and the Delayed Draw Term Loans immediately prior to the effectiveness of the Incremental Facility Amendments by more than 0.25%, the Applicable Margin relating to the Term Loans and the Delayed Draw Term Loans shall be adjusted to an amount equal to the Applicable Margin of the Incremental Loans (as such Applicable Margin is adjusted to reflect for upfront fees payable to the Lenders of the Incremental Loans and original issue discount) minus 0.25%.

1.11 Amendment to Section 2.8(e). Section 2.8(e) of the Credit Agreement is restated in its entirety as follows:
“(e) The Borrower and any one or more Lenders (including New Lenders) that agree to provide Incremental Loans shall execute and deliver to the Administrative Agent an Incremental Facility Activation Notice specifying, in compliance with Section 2.8(c): (i) the amount of the Incremental Loans and the Facility or Facilities involved, (ii) the applicable Incremental Loans closing date which shall be a Business Day, (iii) the Incremental Loans maturity date (which, in the case of Incremental Revolving Credit Commitments provided hereunder on or after the Fourth Amendment Effective Date, shall be the Extending Revolving Credit Termination Date), (iv) the amortization schedule for the Incremental Term Loans and Incremental Delayed Draw Term Loans, as applicable, and (v) the Applicable Margin for such Incremental Loans or Incremental Revolving Credit Commitments (which, in the case of Incremental Revolving Credit Commitments provided hereunder on or after the Fourth Amendment Effective Date, shall be the same as the Applicable Margin on the Extending Revolving Credit Commitments). Any additional bank, financial institution or other entity which, with the consent of the Borrower and the Administrative Agent (which consent shall not be unreasonably withheld), elects to become a “Lender” under this Agreement in connection with any transaction described in Section 2.8(c) shall execute a New Lender Supplement (each, a “New Lender Supplement”), substantially in the form of Exhibit B-2, whereupon (i) such bank, financial institution or other entity (a “New Lender”) shall become a Lender for all purposes and to the same extent as if originally a party hereto and shall be bound by and entitled to the benefits of this Agreement and (ii) the Incremental Term Loans shall be treated as “Term Loans” and the Incremental Delayed Draw Term Loans shall be treated as “Delayed Draw Term Loans,” and the “Incremental Revolving Credit Loans” shall be treated as “Non-Extending Revolving Credit Loans” or, with respect to Incremental Revolving Credit Commitments made on or after the Fourth Amendment Effective Date, “Extending Revolving Credit Loans” for all purposes of this Agreement, other than for purposes of the provisions of this Agreement specifically modified or addressed in the Incremental Facility Activation Notice.”
1.12 Amendment to Section 2.9(a). Section 2.9(a) of the Credit Agreement is restated in its entirety as follows:
“(a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the appropriate Non-Extending Revolving Credit Lender, Extending Revolving Credit Lender, Swing Line Lender, Term Loan Lender or Delayed Draw Term Loan Lender, as the case may be, (i) the then unpaid principal amount of each Non-Extending Revolving Credit Loan on the Non-Extending Revolving Credit Termination Date, (ii) the then unpaid principal amount of each Extending Revolving Credit Loan on the Extending Revolving Credit Termination Date, (iii) the then unpaid principal amount of each Swing Line Loan on the Non-Extending Revolving Credit Termination Date, (iv) the then unpaid principal amount of each Swing Line Loan on the Extending Revolving Credit Termination Date, (v) the principal amount of each Term Loan of such Term Loan Lender in installments according to the amortization schedule set forth in the Incremental Facility Activation Notice with respect to such Term Loan and (vi) the principal amount of each Delayed Draw Term Loan of such Delayed Draw Term Loan Lender in installments according to the amortization schedule set forth in the Incremental Facility Activation Notice with respect to such Delayed Draw Term Loan. The Borrower hereby further agrees to pay interest on the unpaid principal amount of the Loans from time to time outstanding from the date hereof until payment in full thereof at the rates per annum, and on the dates, set forth in Section 2.16.”

1.13 Amendment to Section 2.9(e). Section 2.9(e) of the Credit Agreement is restated in its entirety as follows:
“(e) The Borrower agrees that, upon request to the Administrative Agent by any Lender, the Borrower will promptly execute and deliver to such Lender a promissory note of the Borrower evidencing any Term Loans, Delayed Draw Term Loans, Non-Extending Revolving Credit Loans, Swing Line Loans, or Extending Revolving Credit Loans, as the case may be, of such Lender, substantially in the forms of Exhibit I-1, I-2, I-3, I-4 or I-5, respectively (a “Term Note”, “Delayed Draw Term Note”, “Non-Extending Revolving Credit Note”, “Swing Line Note” or “Extending Revolving Credit Note”, respectively), with appropriate insertions as to date and principal amount; provided, that delivery of Notes shall not be a condition precedent to the making of Loans on a Borrowing Date.”
1.14 Amendment to Section 2.10(a). Section 2.10(a) of the Credit Agreement is restated in its entirety as follows:
“(a) Revolving Credit Commitment Fees. The Borrower agrees to pay to the Administrative Agent for the account of each Revolving Credit Lender a commitment fee on the Non-Extending Revolving Credit Commitments and the Extending Revolving Credit Commitments for the respective applicable Revolving Credit Commitment Period, in each case computed at the Commitment Fee Rate applicable to the relevant Revolving Credit Commitment on the average daily amount of (i) in the case of Non-Extending Revolving Credit Commitments, the Available Non-Extending Revolving Credit Commitment of such Lender and (ii) in the case of Extending Revolving Credit Commitments, the Available Extending Revolving Credit Commitment of such Lender during the period for which payment is made, payable quarterly in arrears on the last day of each March, June, September and December and, in the case of Non-Extending Revolving Credit Commitments, on the Non-Extending Revolving Credit Termination Date and in the case of Extending Revolving Credit Commitments, on the Extending Revolving Credit Termination Date, in each case commencing on the first of such dates to occur after the date hereof.”
1.15 Amendment to Section 2.11. Section 2.11 of the Credit Agreement is restated in its entirety as follows:
“2.11 Termination or Reduction of Commitments.
(a) The Borrower shall have the right, upon not less than five Business Days’ irrevocable notice delivered to the Administrative Agent (which notice shall specify the date and amount of such commitment reduction), to terminate the Revolving Credit Commitments or, from time to time, reduce the unused Revolving Credit Commitments; provided that (i) no such termination or reduction of Revolving Credit Commitments shall be permitted if, after giving effect thereto and to any prepayments of the Revolving Credit Loans and Swing Line Loans made on the effective date thereof, the Total Revolving Extensions of Credit would exceed the Total Revolving Credit Commitments, (ii) each such reduction shall be applied pro rata among the Non-Extending Revolving Credit Commitments and the Extending Revolving Credit Commitments on the basis of the Aggregate Non-Extending Percentage and Aggregate Extending Percentage of the Total Revolving Credit Commitments and shall be applied ratably among the Non-Extending Revolving Credit Lenders to permanently reduce the Non-Extending Revolving Credit Commitments and among the Extending Revolving Credit Lenders to permanently reduce the Extending Revolving Credit Commitments, (iii) the reduction to the aggregate Available Non-Extending Revolving Credit Commitments shall in no case be in an amount which would cause the Non-Extending Revolving Credit Commitment of any Lender to be reduced by an amount which exceeds the Available Non-Extending Revolving Credit Commitment of such Lender as in effect immediately before giving effect to such reduction and (iv) the reduction to the aggregate Available Extending Revolving Credit Commitments shall in no case be in an amount which would cause the Extending Revolving Credit Commitment of any Lender to be reduced by an amount which exceeds the Available Extending Revolving Credit Commitment of such Lender as in effect immediately before giving effect to such reduction.

(b) Each Lender’s Non-Extending Revolving Credit Commitment shall terminate in its entirety on the Non-Extending Revolving Credit Termination Date.
(c) Each Lender’s Extending Revolving Credit Commitment shall terminate in its entirety on the Extending Revolving Credit Termination Date.
(d) The Borrower shall have the right, upon not less than five Business Days’ irrevocable notice delivered to the Administrative Agent (which notice shall specify the date and amount of such commitment reduction), to reduce or terminate any unused delayed draw term loan commitments.”
1.16 Amendment to Section 2.16(c). Section 2.16(c) of the Credit Agreement is restated in its entirety as follows:
“(c) If all or a portion of the principal amount of any Loan or the amount of any Reimbursement Obligation or the amount of any other obligation hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such unpaid amount (to the extent legally permitted) shall bear interest at a rate per annum that is equal to (i) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section 2.16 plus 2% or (ii) in the case of Reimbursement Obligations or any other obligations hereunder, the rate applicable to (x) Base Rate Loans that are Non-Extending Revolving Credit Loans for any Lender hereunder other than an Extending Revolving Credit Lender and (y) Base Rate Loans that are Extending Revolving Credit Loans for Extending Revolving Credit Lenders, in each case with respect to clauses (x) and (y) above, plus 2%, and in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until the date such amount is paid in full (after as well as before judgment).”
1.17 Amendment to Section 2.19(d). Section 2.19(d) of the Credit Agreement is restated in its entirety as follows:
“(d) Each payment (including each prepayment) by the Borrower on account of principal of and interest on the Revolving Credit Loans shall be made pro rata according to the respective outstanding principal amounts of the Revolving Credit Loans then held by the Revolving Credit Lenders; provided however that it shall not be a violation of this Section 2.19(d) if the Borrower pays (i) the Applicable Margin applicable to Non-Extending Revolving Credit Commitments to Non-Extending Revolving Credit Lenders in accordance with their Non-Extending Revolving Credit Percentages and (ii) the Applicable Margin applicable to Extending Revolving Credit Commitments to Extending Revolving Credit Lenders in accordance with their Extending Revolving Credit Percentages. Each payment in respect of Reimbursement Obligations in respect of any Letter of Credit shall be made to the Issuing Lender that issued such Letters of Credit.”

1.18 Amendment to Section 2.25. Section 2.25 of the Credit Agreement is restated in its entirety as follows:
“2.25 Replacement of Lenders. If any Lender (a) requests reimbursement for amounts owing pursuant to Sections 2.20(a) or 2.21(a), (b) is affected in the manner described in Section 2.23 and as a result thereof any of the actions described in such Section 2.23 is required to be taken, (c) becomes a Defaulting Lender or otherwise defaults in its obligations to make Loans or fund Payment Amounts to the extent required to do so hereunder, or (d) refuses to consent to an amendment, modification or waiver pursuant to Section 10.1, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse, all of its interests, rights and obligations under this Agreement and the related Loan Documents to an Assignee that shall assume such obligations (which Assignee may be another Lender, if a Lender accepts such assignment), provided that (i) the Borrower shall have paid to the Administrative Agent the registration and processing fee (if applicable), (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from such Assignee (to the extent of such outstanding principal, accrued interest, fees and/or breakage costs) or the Borrower (in the case of all other amounts), (iii) such Assignee is able to make, maintain or continue, as applicable, Eurodollar Rate Loans, and (iv) such assignment does not conflict with any applicable Law. A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.”
1.19 Amendment to Section 2.26. A new Section 2.26 is added to the Credit Agreement as follows:
“2.26 Conversion of Extending Revolving Credit Commitments. (a) The Borrower shall have the right to request on one or more occasions on and after the Fourth Amendment Effective Date and prior to the Non-Extending Revolving Credit Termination Date that one or more Lenders convert their existing Non-Extending Revolving Credit Commitments to Extending Revolving Credit Commitments (pursuant to Section 2.8 and/or Section 10.1 hereof), it being understood and agreed, however, that:
(i) notwithstanding any other provision herein to the contrary, no Lender shall be obligated to convert, increase or provide an Extending Revolving Credit Commitment as a result of any such request by the Borrower, and until such time, if any, as such Lender has agreed in its sole discretion to convert, increase or provide an Extending Revolving Credit Commitment and executed and delivered to the Administrative Agent an Extending Revolving Credit Commitment Agreement agreeing to the conversion of its Non-Extending Revolving Credit Commitment or consenting to the increase or provision of a new Extending Revolving Credit Commitment, such Lender’s Non-Extending Revolving Credit Commitment shall not be converted and such Lender’s Extending Revolving Credit Commitment will not be increased,

(ii) any Lender (or, in the circumstances contemplated by clause (v) below, any other Person which is permitted to become a Lender hereunder) may so convert, increase or provide an Extending Revolving Credit Commitment without the consent of any other Lender,
(iii) each conversion, increase or provision of Extending Revolving Credit Commitments pursuant to this Section 2.26 on a given date shall be in a minimum aggregate amount (for all Lenders (including in the circumstances contemplated by clause (v) below, any other Person which is permitted to become a Lender hereunder) of at least $1,000,000,
(iv) the conversion of a Non-Extending Revolving Credit Commitment to an Extending Revolving Credit Commitment shall have the effect of increasing the Extending Revolving Credit Commitment of each consenting Lender and permanently reducing such Lender’s Non-Extending Revolving Credit Commitment by the amount of such conversion as specified in the relevant Extending Revolving Credit Commitment Agreement effective on the date specified in such agreement,
(v) the Borrower may, on the terms and conditions set forth herein with respect to Incremental Loans, request additional Extending Revolving Credit Commitments from Lenders or Persons that are permitted to become Lenders hereunder, and
(vi) the Applicable Margin, Extending Revolving Credit Termination Date and other provisions applicable to the Extending Revolving Credit Commitments shall be set forth in the initial Extending Revolving Credit Commitment Agreement and all subsequent Extending Revolving Credit Loans (whether converted from Non-Extending Revolving Credit Loans, an increase of an Extending Revolving Credit Commitment or provided by any other Person which is permitted to be a Lender hereunder) shall be deemed to contain the same Applicable Margin, Extending Revolving Credit Termination Date and other provisions applicable to Extending Revolving Credit Commitments as those set forth in such initial Extending Revolving Credit Commitment Agreement as if set forth fully herein.
(b) The Administrative Agent shall promptly notify each Lender as to the effectiveness of each Extending Revolving Credit Commitment Agreement, and (i) at such time the Register shall be modified by the Administrative Agent to reflect the Extending Revolving Credit Commitments and Non-Extending Revolving Credit Commitments of all Lenders and (ii) to the extent requested by a Lender with an Extending Revolving Credit Commitment, the appropriate Notes will be issued, at the Borrower’s expense, to such Lender, to be in conformity with the requirements of Section 2.9 (with appropriate modifications) to the extent needed to reflect the Extending Revolving Credit Commitment of such Lender, as the case may be.

(c) On the effective date of any increase in the Extending Revolving Credit Commitments pursuant to this Section 2.26, the Borrower shall, in coordination with the Administrative Agent, repay outstanding Non-Extending Revolving Credit Loans and/or Extending Revolving Credit Loans of certain of the Lenders with a Non-Extending Revolving Credit Commitment or Extending Revolving Credit Commitment, as applicable, and incur additional Non-Extending Revolving Credit Loans and/or Extending Revolving Credit Loans from certain other Lenders with a Non-Extending Revolving Credit Commitment and/or Extending Revolving Credit Commitment, in each case to the extent necessary so that all of the Lenders participate in each outstanding borrowing of Non-Extending Revolving Credit Loans and Extending Revolving Credit Loans pro rata within each tranche of Revolving Credit Commitments on the basis of their respective Non-Extending Revolving Credit Commitments or Extending Revolving Credit Commitments (after giving effect to any increase in the Total Extending Revolving Credit Commitments and decrease in the Total Non-Extending Revolving Credit Commitments pursuant to this Section 2.26) and pro rata across each tranche of Revolving Credit Commitments based on the Aggregate Extending Percentage and Aggregate Non-Extending Percentage of the Total Revolving Credit Commitments and with the Borrower being obligated to pay to the respective Lenders the costs of the type referred to in Section 2.22 in connection with any such repayment and/or borrowing.
(d) On the Non-Extending Revolving Credit Termination Date, subject to the terms of Section 2.4(b), Section 2.5 (provided that provisions in Section 2.5 relating to notifying Non-Extending Revolving Credit Lenders and funding by Non-Extending Revolving Credit Lenders shall not be applicable to borrowings under this Section 2.26(d)) and Section 5.2, the Borrower may borrow Extending Revolving Credit Loans to pay in full the aggregate amount of all Non-Extending Revolving Extensions of Credit without also borrowing Non-Extending Revolving Credit Loans on such date.
(e) Notwithstanding anything to the contrary contained herein, in no event shall any Extending Revolving Credit Commitment Agreement become effective for so long as LCPI is the Administrative Agent.”
1.20 Amendment to Section 3.1. Section 3.1 of the Credit Agreement is restated in its entirety as follows:
“3.1 L/C Commitment.
(a) Subject to the terms and conditions hereof, each Issuing Lender, in reliance on the agreements of the other Revolving Credit Lenders set forth in Section 3.4(a), agrees to issue standby letters of credit and, to the extent available from such Issuing Lender, commercial letters of credit (collectively, the “Letters of Credit”) for the account of the Borrower on any Business Day from the Effective Date until the Extending Revolving Credit Termination Date in such form as may be approved from time to time by such Issuing Lender; provided, that no Issuing Lender shall have any obligation to issue any Letter of Credit if, after giving effect to such issuance, (i) the L/C Obligations would exceed the L/C Commitment or (ii) the aggregate amount of the Available Revolving Credit Commitments would be less than zero. Each Letter of Credit shall (i) be denominated in Dollars and (ii) expire no later than the earlier of (x) the first anniversary of its date of issuance and (y) the date which is five Business Days prior to the Extending Revolving Credit Termination Date; provided that any Letter of Credit with a one-year term may provide for the renewal thereof for additional one-year periods (which shall in no event extend beyond the date referred to in clause (y) above).

(b) Notwithstanding the foregoing, (i) no Letter of Credit shall be issued the Stated Amount of which, when added to the L/C Obligations then outstanding (in each case exclusive of Payment Amounts which are repaid on the date of, and prior to the issuance of, the respective Letter of Credit) at such time would exceed (x) the L/C Commitment and (y) when added to the aggregate outstanding principal amount of all Revolving Credit Loans and all Swing Line Loans then outstanding, the Total Revolving Credit Commitment; and (ii) no Extending Letter of Credit shall be issued the Stated Amount of which, when added to the sum of (I) the Aggregate Extending Percentage of L/C Obligations then outstanding (exclusive of (A) Extending L/C Obligations then outstanding and (B) Payment Amounts relating to Extending Letters of Credit which are repaid on the date of, and prior to the issuance of, the respective Extending Letter of Credit), (II) the aggregate amount of Extending L/C Obligations then outstanding (exclusive of Payment Amounts which are repaid on the date of, and prior to the issuance of, the respective Extending Letter of Credit), (III) the Aggregate Extending Percentage of the aggregate outstanding principal amount of all Swing Line Loans then outstanding and (IV) the aggregate outstanding principal amount of all Extending Revolving Credit Loans, would exceed the Total Extending Revolving Credit Commitment.
(c) It is acknowledged and agreed that with respect to each of the Letters of Credit which were issued under this Agreement prior to the Fourth Amendment Effective Date and which remain outstanding on the Fourth Amendment Effective Date, from and after the Fourth Amendment Effective Date, with respect to all such Letters of Credit and any related Payment Amount there shall be an automatic adjustment to the participations held by each Lender thereunder pursuant to this Section 3.1(c), so that the undivided participation and interest of the Lenders in each such Letter of Credit and any related Payment Amount is divided ratably between the Non-Extending Revolving Credit Commitments and the Extending Revolving Credit Commitments, and among Lenders with Non-Extending Revolving Credit Commitments ratably in proportion to each such Lender’s Non-Extending Revolving Credit Percentage and among Lenders with Extending Revolving Credit Commitments ratably in proportion to each such Lender’s Extending Revolving Credit Percentage.
(d) No Issuing Lender shall at any time be obligated to issue any Letter of Credit hereunder if such issuance would conflict with, or cause such Issuing Lender or any L/C Participant to exceed any limits imposed by, any applicable Requirement of Law.”
1.21 Amendment to Section 3.3(a). Section 3.3 of the Credit Agreement is restated in its entirety as follows:
“(a) The Borrower will pay a fee on the aggregate drawable amount of all outstanding Letters of Credit in consideration of the L/C Participations noted in Section 3.4 below (it being understood that, in light of the foregoing, no fees shall be payable under this Section 3.3(a) to Non-Extending Revolving Credit Lenders in respect of Extending Letters of Credit) at a per annum rate equal to (i) in the case of Non-Extending Revolving Credit Commitments, the Applicable Margin then in effect with respect to Eurodollar Loans that are Non-Extending Revolving Credit Loans, shared ratably among the Non-Extending Revolving Credit Lenders in accordance with their respective Non-Extending Revolving Credit Percentages and (ii) in the case of Extending Revolving Credit Commitments, the Applicable Margin then in effect with respect to Eurodollar Loans that are Extending Revolving Credit Loans, shared ratably among the Extending Revolving Credit Lenders in accordance with their respective Extending Revolving Credit Percentages, in each case payable quarterly in arrears on each L/C Fee Payment Date after the issuance date. In addition, the Borrower shall pay to the relevant Issuing Lender for its own account a fronting fee (in an amount to be agreed to by the Borrower and such Issuing Lender) on the aggregate drawable amount of all outstanding Letters of Credit issued by it, which fee shall be payable quarterly in arrears on the last day of each March, June, September and December, the Non-Extending Revolving Credit Termination Date and the Extending Revolving Credit Termination Date. ”

1.22 Amendment to Section 3.4. Section 3.4 of the Credit Agreement is restated in its entirety as follows:
“3.4 L/C Participations.
(a) Each Issuing Lender irrevocably agrees to grant and hereby grants to each L/C Participant, and, to induce each Issuing Lender to issue Letters of Credit hereunder, each L/C Participant irrevocably agrees to accept and purchase and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk, a participation interest as described below, provided that as to any Letter of Credit that expires on or after the date that is five Business Days immediately prior to the Non-Extending Revolving Credit Termination Date (such Letter of Credit, an “Extending Letter of Credit”), such L/C Participants shall be limited to Extending Revolving Credit Lenders, and in the case of any such renewal, there shall be an automatic adjustment to the participations pursuant to this Section 3.4 to allocate all such participations in such renewed Letter of Credit among the Extending Revolving Credit Lenders. Each L/C Participant shall be deemed to have irrevocably accepted and purchased from such Issuing Lender and hereby accepts and purchases from each Issuing Lender, on the terms and conditions hereinafter stated, for such L/C Participant’s own account and risk, an undivided interest equal to (i) such L/C Participant’s Revolving Credit Percentage in each Issuing Lender’s obligations and rights under each Letter of Credit issued by such Issuing Lender hereunder and the amount of each draft paid by such Issuing Lender thereunder (other than Extending Letters of Credit) or (ii) such L/C Participant’s Extending Revolving Credit Percentage in such Extending Letter of Credit. Each L/C Participant unconditionally and irrevocably agrees with each Issuing Lender that, if a draft is paid under any Letter of Credit issued by such Issuing Lender for which such Issuing Lender is not reimbursed in full by the Borrower in accordance with the terms of this Agreement, such L/C Participant shall pay to the Administrative Agent, for the account of such Issuing Lender, upon demand at the Administrative Agent’s Payment Office (and thereafter the Administrative Agent shall promptly pay to such Issuing Lender) an amount equal to such L/C Participant’s Revolving Credit Percentage (or, in the case of Extending Letters of Credit, such L/C Participant’s Extending Revolving Credit Percentage) of the amount of such draft, or any part thereof, that is not so reimbursed. Upon any change in the respective Revolving Credit Commitments or Revolving Credit Percentages (or Extending Revolving Credit Commitments or Extending Revolving Credit Percentages in the case of Extending Letters of Credit) of the Lenders pursuant to the terms hereof, it is hereby agreed that, with respect to all such outstanding Letters of Credit or, as the case may be, Extending Letters of Credit and, in each case, any related Payment Amounts, there shall be an automatic adjustment to the participations pursuant to this Section 3.4 to reflect the new Revolving Credit Percentages (or Extending Revolving Credit Percentages in the case of Extending Letters of Credit) of the assignor and assignee Lender or of all Lenders with respective Revolving Credit Commitments (or Extending Revolving Credit Commitments in the case of Extending Letters of Credit), as applicable.

(b) If any amount required to be paid by any L/C Participant to the Administrative Agent, for the account of an Issuing Lender, pursuant to Section 3.4(a) in respect of any unreimbursed portion of any payment made by such Issuing Lender under any Letter of Credit is not paid to such Issuing Lender within three Business Days after the date such payment is due, such Issuing Lender shall so notify the Administrative Agent, who shall notify such L/C Participant and such L/C Participant shall pay to the Administrative Agent, for the account of such Issuing Lender on demand (and thereafter the Administrative Agent shall promptly pay to such Issuing Lender) an amount equal to the product of (i) such amount, times (ii) the daily average Federal Funds Effective Rate during the period from and including the date such payment is required to the date on which such payment is immediately available to such Issuing Lender, times (iii) a fraction the numerator of which is the number of days that elapse during such period and the denominator of which is 360. If any such amount required to be paid by any L/C Participant pursuant to Section 3.4(a) is not made available to the Administrative Agent, for the account of such Issuing Lender, by such L/C Participant within three Business Days after the date such payment is due, the Administrative Agent on behalf of such Issuing Lender shall be entitled to recover from such L/C Participant, on demand, such amount with interest thereon calculated from such due date at the rate per annum applicable to Base Rate Loans that are Non-Extending Revolving Credit Loans. A certificate the Administrative Agent submitted on behalf of such Issuing Lender submitted to any L/C Participant with respect to any such amounts owing under this Section shall be conclusive in the absence of manifest error.
(c) Whenever, at any time after an Issuing Lender has made payment under any Letter of Credit and has received from the Administrative Agent or any L/C Participant its pro rata share of such payment in accordance with Section 3.4(a) (or, in the case of Extending Letters of Credit, the pro rata share based on the Extending Revolving Credit Percentage), such Issuing Lender receives any payment related to such Letter of Credit (whether directly from the Borrower or otherwise, including proceeds of collateral applied thereto by such Issuing Lender), or any payment of interest on account thereof, such Issuing Lender will distribute to the Administrative Agent, for the account of such L/C Participant (and thereafter the Administrative Agent shall promptly pay such L/C Participant), its pro rata share thereof (or, in the case of Extending Letters of Credit, the pro rata share based on the Extending Revolving Credit Percentage); provided, however, that in the event that any such payment received by such Issuing Lender shall be required to be returned by such Issuing Lender, such L/C Participant shall return to the Administrative Agent, for the account of such Issuing Lender (and thereafter the Administrative Agent shall promptly pay to such Issuing Lender), the portion thereof previously distributed by such Issuing Lender. ”
1.23 Amendment to Section 3.9. A new Section 3.9 is added to the Credit Agreement as follows:
“3.9 Lender Defaults. No Issuing Lender shall have any obligation to issue any Letter of Credit if (a) a Lender Default exists with respect to any Lender with a Revolving Credit Commitment or (b) such Issuing Lender, in its reasonable discretion, determines that there may be a risk of one or more Revolving Credit Lenders becoming a Defaulting Lender, unless, in either case, the Issuing Lender has entered into arrangements satisfactory to it and the Borrower to eliminate such Issuing Lender’s risk with respect to the relevant Lender(s), including by cash collateralizing such Lender’s Revolving Credit Percentage of L/C Obligations then outstanding (other than Extending L/C Obligations) and Extending Revolving Credit Percentage of Extending L/C Obligations (such arrangements, the “Letter of Credit Back-Stop Arrangements”). If any Lender with a Revolving Credit Commitment (a) becomes a Defaulting Lender or (b) is at risk, in the reasonable discretion of an Issuing Lender, of becoming a Defaulting Lender at any time that any Letter of Credit is outstanding, the Borrower shall enter into the applicable Letter of Credit Back-Stop Arrangements with such Issuing Lender or Issuing Lenders no later than 10 Business Days after the date the Borrower receives notice from such Issuing Lender requesting the applicable Letter of Credit Back-Stop Arrangements.”

1.24 Amendment to Section 4.21. Section 4.21 of the Credit Agreement is restated in its entirety as follows:
“4.21 Senior Indebtedness. The Obligations constitute “Senior Debt” of the Borrower under and as defined in the Indentures governing Subordinated Obligations or Permitted Refinancing Obligations (to the extent subordinated in right of payment to the Obligations). The obligations of each Subsidiary Guarantor under the Subsidiary Guaranty constitute “Guarantor Senior Indebtedness” of such Subsidiary Guarantor under and as defined in the Indentures governing Subordinated Obligations or Permitted Refinancing Obligations (to the extent subordinated in right of payment to the Obligations).”
1.25 Amendment to Section 7.1(a). Section 7.1(a) of the Credit Agreement is restated in its entirety as follows:
“(a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as at the last day of any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to exceed the ratio set forth below opposite such fiscal quarter:

	Consolidated
Fiscal Quarter Ending	Leverage Ratio

After the Effective Date and on or prior to June 30, 2007	7.00
After June 30, 2007 and on or prior December 31, 2007	7.50
After December 31, 2007 and on or prior to March 31, 2008	7.25
After March 31, 2008 and on or prior to December 31, 2008	7.00
After December 31, 2008 and on or prior to December 31, 2009	6.50
After December 31, 2009 and on or prior to March 31, 2010	6.75
After March 31, 2010 and on or prior to June 30, 2010	6.50
After June 30, 2010 and on or prior to September 30, 2010	6.00
Thereafter	5.00	”
1.26 Amendment to Section 7.1(b). Section 7.1(b) of the Credit Agreement is restated in its entirety as follows:
“(b) Consolidated Interest Coverage Ratio. Permit the Consolidated Interest Coverage Ratio for any period of four consecutive fiscal quarters of the Borrower ending with any fiscal quarter set forth below to be less than the ratio set forth below opposite such fiscal quarter:

	Consolidated Interest
Fiscal Quarter Ending	Coverage Ratio

After the Effective Date and on or prior to December 31, 2008	1.50
After December 31, 2008 and on or prior to June 30, 2010	1.75
Thereafter	2.00	”

1.27 Amendment to Section 7.2. Section 7.2 of the Credit Agreement is amended by replacing “Guaranty Obligations” each place it appears with “Guarantee Obligations”.
1.28 Amendment to Section 7.2(h). Section 7.2(h) of the Credit Agreement is restated in its entirety as follows:
(h) New Subordinated Obligations and/or Permitted Refinancing Obligations (and Guarantee Obligations of any Subsidiary Guarantor in respect of such Indebtedness), all of the Net Cash Proceeds of which are used to refinance (including pursuant to a tender, redemption, exchange or other replacement) Term Loans, Delayed Draw Term Loans, Revolving Credit Loans, Subordinated Obligations, Permitted Senior Unsecured Indebtedness or Permitted Refinancing Obligations (and all interest and expenses incurred in connection therewith);
1.29 Amendment to Section 7.2. Section 7.2 of the Credit Agreement is amended by deleting the word “and” at the end of clause (l), adding the word “; and” at the end of clause (m), and adding the following clause (n) after clause (m):
“(n) Permitted Senior Unsecured Indebtedness, and Guarantee Obligations of any Subsidiary Guarantor in respect thereof.”
1.30 Amendment to Section 7.3. Section 7.3 of the Credit Agreement is amended by deleting the word “and” at the end of clause (t), replacing the period at the end of clause (u) with “; and”, and adding the following clause (v) after clause (u):
“(v) Liens created pursuant to any Back-Stop Arrangement.”
1.31 Amendment to Section 7.8(a). Section 7.8(a) of the Credit Agreement is restated in its entirety as follows:
“(a) Make or offer to make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease, the principal of Subordinated Notes, the Permitted Refinancing Notes or Permitted Senior Unsecured Indebtedness, or segregate funds for any such payment, prepayment, repurchase, redemption or defeasance, or enter into any derivative or other transaction with any Derivatives Counterparty obligating the Borrower or any Subsidiary to make payments to such Derivatives Counterparty as a result of any change in market value of the Subordinated Notes, the Permitted Refinancing Notes or Permitted Senior Unsecured Indebtedness, provided that:
(i) the Borrower may prepay Existing Subordinated Obligations, New Subordinated Obligations, Permitted Senior Unsecured Indebtedness and Permitted Refinancing Obligations in connection with the refinancing of such Existing Subordinated Obligations, New Subordinated Obligations, Permitted Senior Unsecured Indebtedness or Permitted Refinancing Obligations with the proceeds of (1) New Subordinated Obligations and/or Permitted Refinancing Obligations permitted pursuant to Section 7.2(h), or (2) Permitted Senior Unsecured Indebtedness permitted pursuant to Section 7.2(n);

(ii) if there is no Default or Event of Default (giving effect to such transaction), the Borrower may make any optional or voluntary payment, prepayment, repurchase or redemption of, or otherwise voluntarily or optionally defease the Borrower’s Indebtedness under the Senior Subordinated Notes Indenture 2003 and the Senior Subordinated Notes Indenture 2004 in an amount not to exceed $100,000,000;”
1.32 Annex A. Annex A of the Credit Agreement is restated in its entirety as follows:
“PRICING GRID FOR NON-EXTENDING REVOLVING CREDIT LOANS
The margins set forth in the following table shall apply:

	Applicable	Applicable
	Margin	Margin	Commitment Fee Rate for
	for Eurodollar	for Base Rate	Non-Extending Revolving
Consolidated Leverage Ratio	Loans	Loans	Credit Commitment

Greater than or equal to 6.00	3.00%	1.50%	0.50%
Greater than or equal to 5.50 and less than 6.00	2.75%	1.25%	0.45%
Greater than or equal to 5.00 and less than 5.50	2.50%	1.00%	0.375%
Greater than or equal to 4.00 and less than 5.00	2.25%	0.75%	0.30%
Less than 4.00	2.00%	0.50%	0.25%
The Applicable Margin and Commitment Fee Rate with respect to Extending Revolving Credit Loans and Extending Revolving Credit Commitments shall be as set forth in the initial Extending Revolving Credit Commitment Agreement.
Changes in the Applicable Margin and the Commitment Fee Rate with respect to Revolving Credit Loans resulting from changes in the Consolidated Leverage Ratio shall become effective on the date (the “Adjustment Date”) on which financial statements are delivered to the Lenders pursuant to Section 6.1 (but in any event not later than the 45th day after the end of each of the first three quarterly periods of each fiscal year or the 90th day after the end of each fiscal year, as the case may be) and shall remain in effect until the next change to be effected pursuant to this paragraph. If any financial statements referred to above are not delivered within the time periods specified above, then, until such financial statements are delivered, the Consolidated Leverage Ratio as at the end of the fiscal period that would have been covered thereby shall for the purposes of this definition be deemed to be greater than 6.00. In the event that any financial statement or Compliance Certificate delivered pursuant to Section 6.1 or 6.2 is shown to be inaccurate, and such inaccuracy, if corrected would have led to a higher Applicable Margin for any period (an “Applicable Period”) than such margin applied for such Applicable Period, then (i) the Borrower shall immediately deliver to Administrative Agent a corrected Compliance Certificate for such Applicable Period, (ii) the Applicable Margin shall be determined by reference to the corrected Compliance Certificate (but in no event shall the Lenders owe any amounts to the Borrower), and (iii) the Borrower shall immediately pay to Administrative Agent the additional interest owing as a result of such increased margin for such Applicable Period, which payment shall be promptly applied by Administrative Agent in accordance with the terms hereof (it being understood and agreed that nothing in this section shall limit the rights of Administrative Agent and the Lenders hereunder).”

1.33 Exhibit I-3 to the Credit Agreement is hereby amended and restated as set forth on Exhibit B hereto.
1.34 Exhibit I-5 to the Credit Agreement is hereby added to the Credit Agreement as set forth on Exhibit C hereto immediately after Exhibit I-4 to the Credit Agreement.
1.35 Exhibit M to the Credit Agreement is hereby amended and restated as set forth on Exhibit D hereto.
1.36 Exhibit O to the Credit Agreement is hereby amended and restated as set forth on Exhibit E hereto.
Section 2. REDUCTION OF COMMITMENTS. Effective as of the Fourth Amendment Effective Date, each Lender’s Commitment shall be reduced by fifteen percent (15.0%) (the “Commitment Reduction”).
Section 3. AGENCY MATTERS.
3.1 Notice of Resignation. The Borrower and the Lenders party hereto hereby acknowledge receipt from the Administrative Agent of, subject to the terms and conditions set forth herein and in the Agency Transfer Agreement (as defined below), the Administrative Agent’s resignation as Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents. The Borrower and the Lenders party hereto hereby waive any notice requirement provided for under Section 9.9 (Successor Administrative Agent) of the Credit Agreement in respect of such resignation.
3.2 Agency Appointment. The Required Lenders hereby appoint Barclays Bank PLC as successor administrative agent (the “Successor Agent”) under the Credit Agreement and under the Loan Documents, such appointment to be effective on and as of the “Effective Date” (as defined in the Agency Transfer Agreement (such date, the “Agency Transfer Date”)). The Required Lenders and the Borrower hereby waive any notice requirement provided for under Section 9.9 (Successor Administrative Agent) of the Credit Agreement in respect of such appointment and the requirement in Section 9.9 (Successor Administrative Agent) of the Credit Agreement that the successor agent must be selected from among the Lenders. The Borrower hereby consents to the appointment of the Successor Agent as Administrative Agent under the Credit Agreement and the other Loan Documents.

3.3 Required Lender Instruction and Agreement. The Required Lenders hereby instruct each of the Administrative Agent and the Successor Agent to execute and deliver an Amendment, Resignation, Waiver, Consent and Appointment Agreement (the “Agency Transfer Agreement”) in substantially the form set forth on Exhibit F hereto. The Required Lenders acknowledge and agree that the provisions of Section 9.4 of the Credit Agreement shall be applicable to each of the Administrative Agent and the Successor Agent, and that each of them shall in all cases be fully protected in acting in accordance with the foregoing request. The Required Lenders also hereby agree that the Credit Agreement shall be amended in substantially the manner set forth in Section 2 of the Agency Transfer Agreement, such amendments to take effect on the Agency Transfer Date.
3.4 Indemnification and Expense Reimbursement for the Successor Agent. The parties hereto hereby agree that, notwithstanding the appointment of the Successor Agent not taking effect until the Agency Transfer Date, the Successor Agent and its affiliates shall be entitled to the benefits and protections of Section 9.3 (Exculpatory Provisions), Section 9.4 (Reliance by Agents), Section 9.6 (Non-Reliance on Agents and Other Lenders), Section 9.7 (Indemnification) and Section 10.5 (Payment of Expenses) of the Credit Agreement as if the Successor Agent and its affiliates were the Administrative Agent as of the Fourth Amendment Effective Date.
3.5 Limitation. Each of the Borrower and each Required Lender hereby agrees that this Amendment and the Agency Transfer Agreement (i) does not impose on LCPI affirmative obligations or indemnities to which it was not already subject, as of the date of its petition commencing its proceeding under chapter 11 of title 11 of the United States Code, and that could give rise to any administrative expense claims other than claims arising as a result of (x) the failure by LCPI to perform any of its obligations hereunder or thereunder or (y) any representation or warranty of LCPI set forth herein or therein not being true and correct on and as of the date hereof, thereof and the Agency Transfer Date and (ii) is not inconsistent with the terms of the Credit Agreement.
Section 4. REPRESENTATIONS AND WARRANTIES OF THE BORROWER. In order to induce the Required Lenders to enter into this Amendment, the Borrower represents and warrants to the Lenders that:
4.1 Organizational Power; Authorization; Enforceable Obligations. The Borrower has the organizational power and authority, and the legal right, to make, deliver and perform this Amendment and each Subsidiary Guarantor has the organizational power and authority, and the legal right, to make, deliver and perform the Consent of Guarantors in the form of Exhibit A attached hereto (the “Consent”). Each Loan Party has taken all necessary corporate or other action to authorize the execution, delivery, and performance of this Amendment and the Consent, as applicable, and the performance of the Loan Documents to which it is a party as modified by this Amendment. This Amendment and the Consent have each been duly executed and delivered on behalf of each Loan Party that is a party thereto. This Amendment, the Consent, and the Loan Documents, as amended by this Amendment, constitute a legal, valid and binding obligation of each Loan Party that is a party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

4.2 No Legal Bar. The execution, delivery and performance of this Amendment, the Consent and the Loan Documents, as modified by this Amendment, will not violate in any material respect any Requirement of Law or any Contractual Obligation of the Borrower or any of its Subsidiaries and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents or permitted thereunder). No Requirement of Law or Contractual Obligation applicable to the Borrower or any of its Subsidiaries could reasonably be expected to have a Material Adverse Effect.
4.3 No Default. After giving effect to this Amendment, no event has occurred, is continuing, or will result from, the execution and delivery of this Amendment or the Consent that would constitute a Default or an Event of Default.
4.4 Representations and Warranties. After giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects as if made on and as of the Fourth Amendment Effective Date.
Section 5. CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This Amendment, and the consents and approvals contained herein, shall be effective on the date when each of the following conditions has been satisfied:
5.1 Execution of Amendment. The Borrower and the Required Lenders shall have executed and delivered this Amendment.
5.2 Execution of Subsidiary Guarantor Consent. Each of the Guarantors shall have executed and delivered the Consent of Guarantors in the form of Exhibit A attached hereto.
5.3 Representations and Warranties. Each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall be true and correct in all material respects on and as of the Fourth Amendment Effective Date as if made on and as of such date after giving effect to this Amendment.
5.4 No Default. After giving effect to this Amendment and the extension of credit to be made on such date and the application of the proceeds of such extension of credit, no Default or Event of Default shall have occurred and be continuing on the Fourth Amendment Effective Date.
5.5 Delivery of Documents. Deutsche Bank Trust Company Americas (the “Lead Arranger”) shall have received such other documents as the Lead Arranger may reasonably request in connection with this Amendment.
5.6 Fees.
(a) The Borrower shall have transmitted, in immediately available funds, to each Lender consenting in writing to this Amendment by a date to be specified to the Lenders by the Borrower and the Lead Arranger, an amendment fee equal to an amount as agreed between the Borrower and the Lenders.
(b) The Lead Arranger shall have received payment in immediately available funds of all fees, costs and expenses of its counsel in connection with this Amendment and any other fees separately agreed with the Borrower.

5.7 Approvals. All governmental and third party approvals (other than the Nevada Gaming Commission’s approval of the transfer of the Pledge Agreement (Gaming Regulated) with respect to the membership interest in PNK (Reno), LLC contemplated under the Agency Transfer Agreement) necessary or advisable in connection with the transactions contemplated by this Amendment and the amendments to the other Loan Documents, if any, shall have been obtained and be in full force and effect or otherwise applied for or requested (and the Borrower has no reason to believe that they will not be obtained in due course), and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the amendments contemplated hereby.
Notwithstanding the foregoing, any provisions of this Amendment that require the written consent of the existing Issuing Lender to become effective (which, for the avoidance of doubt, shall relate solely to the amendments to Section 3 of the Credit Agreement contemplated by this Amendment) shall not be effective as against such Issuing Lender until the date on which such Issuing Lender has executed this Amendment or otherwise agreed in writing that such provisions of this Amendment are effective with respect to it.
Section 6. EFFECT OF AMENDMENT; RATIFICATION. This Amendment is a Loan Document. From and after the date on which this Amendment becomes effective, all references in the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement as amended hereby. Except as expressly amended hereby or waived herein, the Credit Agreement and the other Loan Documents, including the Liens granted thereunder, shall remain in full force and effect, and all terms and provisions thereof are hereby ratified and confirmed.
Section 7. BORROWER CONFIRMATION. The Borrower confirms that as amended hereby, each of the Loan Documents is in full force and effect, and that none of the Loan Parties has any defenses, setoffs or counterclaims to its Obligations.
Section 8. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
Section 9. NO WAIVER. Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment does not constitute a waiver of any Default or Event of Default, amend or modify any provision of any Loan Document or constitute a course of dealing or any other basis for altering the Obligations of any Loan Party.
Section 10. INTEGRATION. The Credit Agreement and the other Loan Documents (as amended by this Amendment) represents the entire agreement of the parties with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Administrative Agent, the Lead Arranger or any Lender relative to the subject matter hereof not expressly set forth or referred to herein.
Section 11. CAPTIONS. The catchlines and captions herein are intended solely for convenience of reference and shall not be used to interpret or construe the provisions hereof.
Section 12. COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Administrative Agent.
[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Amendment as of the date set forth above.
BORROWER:

PINNACLE ENTERTAINMENT, INC., a
Delaware corporation

By:	/s/ Stephen H. Capp

	Name:	Stephen H. Capp
	Title:	Executive Vice President and
Chief Financial Officer
Fourth Amendment Signature Page

ADMINISTRATIVE AGENT:

LEHMAN COMMERCIAL PAPER INC.

By:	/s/ Roopali Hall

	Name:	Roopali Hall
	Title:	Vice President
Fourth Amendment Signature Page

LENDER:

Lehman Commercial Paper Inc.

By:	/s/ Roopali Hall

	Name:	Roopali Hall
	Title:	Vice President
Fourth Amendment Signature Page

LENDER:

Allied Irish Banks, P.L.C.

By:	/s/ Larissa Megerdichian

	Name:	Larissa Megerdichian
	Title:	Assistant Vice President

By:	/s/ Mia Bolin

	Name:	Mia Bolin
	Title:	Assistant Vice President
Fourth Amendment Signature Page

LENDER:

Bank of America, N.A.

By:	/s/ Brian D. Corum

	Name:	Brian D. Corum
	Title:	Senior Vice President
Fourth Amendment Signature Page

LENDER:

Bank of Scotland PLC

By:	/s/ Julia R. Franklin

	Name:	Julia R. Franklin
	Title:	Assistant Vice President
Fourth Amendment Signature Page

LENDER:

Barclays Bank PLC

By:	/s/ Craig Malloy

	Name:	Craig Malloy
	Title:	Vice President
Fourth Amendment Signature Page

LENDER:

Calyon New York Branch

By:	/s/ Joseph A. Asciolla

	Name:	Joseph A. Asciolla
	Title:	Managing Director

By:	/s/ David Bowers

	Name:	David Bowers
	Title:	Managing Director
Fourth Amendment Signature Page

LENDER:

CAPITAL ONE, N.A. F/K/A/ Hibernia National Bank

By:	/s/ Ross S. Wales

	Name:	Ross S. Wales
	Title:	Senior Vice President
Fourth Amendment Signature Page

LENDER:

Cent CDO 15 Limited

By:	RiverSource Investments, LLC, as
Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil
	Title:	Director of Operations
Fourth Amendment Signature Page

LENDER:

Centurion CDO 8, Limited

By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil
	Title:	Director of Operations
Fourth Amendment Signature Page

LENDER:

Centurion CDO 9, Ltd

By:	RiverSource Investments, LLC as
Collateral Manager

By:	/s/ Robin C. Stancil

	Name:	Robin C. Stancil
	Title:	Director of Operations
Fourth Amendment Signature Page

LENDER:

JP Morgan Chase Bank, N.A.

By:	/s/ Marc E. Costantino

	Name:	Marc E. Costantino
	Title:	Executive Director
Fourth Amendment Signature Page

LENDER:

CIT Lending Services Corp.

By:	/s/ Vincent DeVito

	Name:	Vincent DeVito
	Title:	Portfolio Manager, MD
Fourth Amendment Signature Page

LENDER:

TD Bank, N.A.

By:	/s/ Keith R. White

	Name:	Keith R. White
	Title:	Vice President
Fourth Amendment Signature Page

LENDER:

COMMERZBANK AG, NEW YORK AND
GRAND CAYMAN BRANCHES

By:	/s/ Gill Realon

	Name:	Gill Realon
	Title:	First Vice President

By:	/s/ Kelly Goudge

	Name:	Kelly Goudge
	Title:	Assistant Treasurer
Fourth Amendment Signature Page

LENDER:

Deutsche Bank Trust Company Americas

By:	/s/ Robert M. Wood, Jr.

	Name:	Robert M. Wood, Jr.
	Title:	Director

By:	/s/ Mary Kay Coyle

	Name:	Mary Kay Coyle
	Title:	Managing Director
Fourth Amendment Signature Page

LENDER:

HSH Nordbank AG, New York Branch

By:	/s/ Michael Carter

	Name:	Michael Carter
	Title:	Senior Vice President

By:	/s/ Sven Schlolaut

	Name:	Sven Schlolaut
	Title:	Vice President
Fourth Amendment Signature Page

LENDER:

MB Financial Bank, N.A.

By:	/s/ Henry Wessel

	Name:	Henry Wessel
	Title:	Vice President
Fourth Amendment Signature Page

LENDER:

Merrill Lynch Capital Corporation

By:	/s/ Christopher DiBiase

	Name:	Christopher DiBiase
	Title:	Vice President
Fourth Amendment Signature Page

LENDER:

NATIXIS

By:	/s/ Frank H. Madden, Jr.

	Name:	Frank H. Madden, Jr.
	Title:	Managing Director

By:	/s/ Christian Paragot-Rieutort

	Name:	Christian Paragot-Rieutort
	Title:	Associate Director
Fourth Amendment Signature Page

LENDER:

SOCIETE GENERALE

By:	/s/ Patricia Wright

	Name:	Patricia Wright
	Title:	Director
Fourth Amendment Signature Page

LENDER:

Wachovia Bank, National Association

By:	/s/ G. Lee Wagner, Jr.

	Name:	G. Lee Wagner, Jr.
	Title:	Vice President
Fourth Amendment Signature Page

LENDER:

Wells Fargo Bank, N.A.

By:	/s/ Clark A. Wood

	Name:	Clark A. Wood
	Title:	Senior Vice President
Fourth Amendment Signature Page

Exhibit A
CONSENT OF GUARANTORS
Each of the undersigned is a Guarantor of the Obligations of the Borrower under the Credit Agreement and hereby (a) consents to the foregoing Amendment, (b) acknowledges that notwithstanding the execution and delivery of the foregoing Amendment, the obligations of each of the undersigned Guarantors are not impaired or affected and the Guaranties continue in full force and effect and (c) ratifies its Guaranty and each of the Loan Documents to which it is a party.
Each of the undersigned hereby agrees that the Amendment, this Consent of Guarantors Agreement and the Agency Transfer Agreement (i) does not impose on LCPI affirmative obligations or indemnities to which it was not already subject, as of the date of its petition commencing its proceeding under chapter 11 of title 11 of the United States Code, and that could give rise to any administrative expense claims other than claims arising as a result of (x) the failure by LCPI to perform any of its obligations hereunder or thereunder or (y) any representation or warranty of LCPI set forth herein or therein not being true and correct on and as of the date hereof, thereof and the Agency Transfer Date and (ii) is not inconsistent with the terms of the Credit Agreement.

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the 21st day of July, 2009.

BILOXI CASINO CORP., a Mississippi corporation
CASINO MAGIC CORP., a Minnesota corporation
ST. LOUIS CASINO CORP., a Missouri corporation

By:

	Name:	Stephen H. Capp
	Title:	Chief Financial Officer

CASINO ONE CORPORATION, a Mississippi corporation
PNK (BOSSIER CITY), INC., a Louisiana corporation

By:

	Name:	Stephen H. Capp
	Title:	Treasurer

BELTERRA RESORT INDIANA, LLC,
a Nevada limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

BOOMTOWN, LLC,
a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer
Consent of Guarantors to Fourth Amendment Signature Page

OGLE HAUS, LLC,
an Indiana limited liability company

By:	Belterra Resort Indiana, LLC,
its sole member

	By:	Pinnacle Entertainment, Inc.,
its sole member

By:

			Name:	Stephen H. Capp
			Title:	Executive Vice President and
Chief Financial Officer

PNK (LAKE CHARLES), L.L.C.,
a Louisiana limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member and manager

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK (RENO), LLC,
a Nevada limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer
Consent of Guarantors to Fourth Amendment Signature Page

LOUISIANA-I GAMING,
a Louisiana partnership in Commendam

By:	Boomtown, LLC,
its general partner

	By:	Pinnacle Entertainment, Inc.,
its sole member

By:

			Name:	Stephen H. Capp
			Title:	Executive Vice President and
Chief Financial Officer

PNK (ES), LLC,
a Delaware limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK (ST. LOUIS RE), LLC,
a Delaware limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer
Consent of Guarantors to Fourth Amendment Signature Page

PNK (CHILE 1), LLC,
a Delaware limited liability company

By:	Pinnacle Entertainment, Inc,
its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK (CHILE 2), LLC,
a Delaware limited liability company

By:	Pinnacle Entertainment, Inc,
its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer
Consent of Guarantors to Fourth Amendment Signature Page

YANKTON INVESTMENTS, LLC,
a Nevada limited liability company

By:

	Name:	John A. Godfrey
	Title:	Manager

PNK (BATON ROUGE) PARTNERSHIP,
a Louisiana partnership

By:	PNK Development 8, LLC,
its Managing Partner

	By:	Pinnacle Entertainment, Inc.,
its sole member

By:

			Name:	Stephen H. Capp
			Title:	Executive Vice President and
Chief Financial Officer

PNK Development 7, LLC,
a Delaware limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK Development 8, LLC,
a Delaware limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer
Consent of Guarantors to Fourth Amendment Signature Page

PNK Development 9, LLC,
a Delaware limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

PNK (SCB), L.L.C.,
a Louisiana limited liability company

By:	PNK Development 7, LLC,
its sole member

	By:	Pinnacle Entertainment, Inc.,
its sole member

By:

			Name:	Stephen H. Capp
			Title:	Executive Vice President and
Chief Financial Officer

PNK (STLH), LLC,
a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

		Name:	Stephen H. Capp
		Title:	Executive Vice President and
Chief Financial Officer

President Riverboat Casino-Missouri, Inc.
a Missouri corporation

By:

	Name:	Stephen H. Capp
	Title:	Chief Financial Officer
Consent of Guarantors to Fourth Amendment Signature Page

Exhibit B
EXHIBIT I-3 TO CREDIT AGREEMENT
FORM OF NON-EXTENDING REVOLVING CREDIT NOTE
THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.
$_____________
__________ __, 200_
FOR VALUE RECEIVED, the undersigned, PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (as hereinafter defined) (the “Lenders”) or their registered assigns at the Payment Office specified in the Credit Agreement in lawful money of the United States and in immediately available funds, on or before the Non-Extending Revolving Credit Termination Date the principal amount of (a)  _____  dollars ($_____), or, if less, (b) the aggregate unpaid principal amount of all Non-Extending Revolving Credit Loans made by the Lender to the Borrower, together with interest thereon, pursuant to the terms of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, the date, type and amount of each Non-Extending Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement absent manifest error shall constitute prima facie evidence of the accuracy of the information so endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Non-Extending Revolving Credit Loan.
This Note (a) is one of the Non-Extending Revolving Credit Notes referred to in the Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended and as the same may be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, LEHMAN BROTHERS INC., and BEAR, STEARNS & CO. INC., as joint advisors, joint lead arrangers and joint book runners, BEAR STEARNS CORPORATE LENDING INC., as syndication agent, WELLS FARGO BANK, N.A., as lead arranger, and LEHMAN COMMERCIAL PAPER INC. or its successors or assigns, as administrative agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any Event of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.
All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.
NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.
THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

PINNACLE ENTERTAINMENT, INC.
a Delaware corporation

By:

Name:
Title:

Schedule A
to Non-Extending Revolving Credit Note
LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

		Amount		Amount of Base Rate
	Amount of Base Rate	Converted to	Amount of Principal of	Loans Converted to	Unpaid Principal Balance	Notation
Date	Loans	Base Rate Loans	Base Rate Loans Repaid	Eurodollar Loans	of Base Rate Loans	Made By

Schedule B
to Non-Extending Revolving Credit Note
LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

		Amount Converted	Interest Period and	Amount of Principal	Amount of Eurodollar	Unpaid Principal
	Amount of	to Eurodollar	Eurodollar Rate with	of Eurodollar Loans	Loans Converted to	Balance of	Notation
Date	Eurodollar Loans	Loans	Respect Thereto	Repaid	Base Rate Loans	Eurodollar Loans	Made By

Exhibit C
EXHIBIT I-5 TO CREDIT AGREEMENT
FORM OF EXTENDING REVOLVING CREDIT NOTE
THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MAY NOT BE TRANSFERRED EXCEPT IN COMPLIANCE WITH THE TERMS AND PROVISIONS OF THE CREDIT AGREEMENT REFERRED TO BELOW. TRANSFERS OF THIS NOTE AND THE OBLIGATIONS REPRESENTED HEREBY MUST BE RECORDED IN THE REGISTER MAINTAINED BY THE ADMINISTRATIVE AGENT PURSUANT TO THE TERMS OF SUCH CREDIT AGREEMENT.
$_____________
__________ __, 200_
FOR VALUE RECEIVED, the undersigned, PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), hereby promises to pay to the several banks and other financial institutions or entities from time to time parties to the Credit Agreement (as hereinafter defined) (the “Lenders”) or their registered assigns at the Payment Office specified in the Credit Agreement in lawful money of the United States and in immediately available funds, on or before the Extending Revolving Credit Termination Date the principal amount of (a)  _____  dollars ($_____), or, if less, (b) the aggregate unpaid principal amount of all Extending Revolving Credit Loans made by the Lender to the Borrower, together with interest thereon, pursuant to the terms of the Credit Agreement. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof, the date, type and amount of each Extending Revolving Credit Loan made pursuant to the Credit Agreement and the date and amount of each payment or prepayment of principal thereof, each continuation thereof, each conversion of all or a portion thereof to another Type and, in the case of Eurodollar Loans, the length of each Interest Period with respect thereto. Each such endorsement absent manifest error shall constitute prima facie evidence of the accuracy of the information so endorsed. The failure to make any such endorsement or any error in any such endorsement shall not affect the obligations of the Borrower in respect of any Extending Revolving Credit Loan.
This Note (a) is one of the Extending Revolving Credit Notes referred to in the Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended and as the same may be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, LEHMAN BROTHERS INC., and BEAR, STEARNS & CO. INC., as joint advisors, joint lead arrangers and joint book runners, BEAR STEARNS CORPORATE LENDING INC., as syndication agent, WELLS FARGO BANK, N.A., as lead arranger, and BARCLAYS BANK PLC, as administrative agent, (b) is subject to the provisions of the Credit Agreement, and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement. This Note is secured and guaranteed as provided in the Loan Documents. Reference is hereby made to the Loan Documents for a description of the properties and assets in which a security interest has been granted, the nature and extent of the security and the guarantees, the terms and conditions upon which the security interests and each guarantee were granted and the rights of the holder of this Note in respect thereof.

Upon the occurrence and during the continuance of any Event of Default, all principal and all accrued interest then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.
All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.
NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN THE CREDIT AGREEMENT, THIS NOTE MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AND IN ACCORDANCE WITH THE REGISTRATION AND OTHER PROVISIONS OF SECTION 10.6 OF THE CREDIT AGREEMENT.
THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

PINNACLE ENTERTAINMENT, INC.
a Delaware corporation

By:

Name:
Title:

Schedule A
to Extending Revolving Credit Note
LOANS, CONVERSIONS AND REPAYMENTS OF BASE RATE LOANS

		Amount		Amount of Base Rate
	Amount of Base Rate	Converted to	Amount of Principal of	Loans Converted to	Unpaid Principal Balance	Notation
Date	Loans	Base Rate Loans	Base Rate Loans Repaid	Eurodollar Loans	of Base Rate Loans	Made By

Schedule B
to Extending Revolving Credit Note
LOANS, CONTINUATIONS, CONVERSIONS AND REPAYMENTS OF EURODOLLAR LOANS

		Amount Converted	Interest Period and	Amount of Principal	Amount of Eurodollar	Unpaid Principal
	Amount of	to Eurodollar	Eurodollar Rate with	of Eurodollar Loans	Loans Converted to	Balance of	Notation
Date	Eurodollar Loans	Loans	Respect Thereto	Repaid	Base Rate Loans	Eurodollar Loans	Made By

Exhibit D
EXHIBIT M TO CREDIT AGREEMENT
FORM OF EXTENDING REVOLVING CREDIT COMMITMENT AGREEMENT
[Names(s) of Lenders(s)]
_____________, ______
Pinnacle Entertainment, Inc.
3800 Howard Hughes Parkway
Las Vegas, Nevada 89109
Attention: Stephen H. Capp
With copies to: John A. Godfrey
Chris Plant
Telecopy: (702) 784-7778
Telephone: (702) 784-7777
Re:    Extending Revolving Credit Commitment
Gentlemen:
Reference is hereby made to the Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended and as the same may be amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”) among PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), BARCLAYS BANK PLC, as administrative agent (the “Administrative Agent”), the lenders from time to time party thereto (the “Lenders”) and certain other agents party thereto. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings set forth in the Credit Agreement.
Each lender (each an “Extending Revolving Credit Lender”) party to this letter agreement (this “Agreement”) hereby severally agrees to convert, increase or provide the Extending Revolving Credit Commitment(s) set forth on Annex I attached hereto (for each such Extending Revolving Credit Lender, its “Extending Revolving Credit Commitment”). Each Extending Revolving Credit Commitment provided pursuant to this Agreement shall be subject to the terms and conditions set forth in the Credit Agreement, including Section 2.4, 2.8 and Section 2.26 thereof.
Each Extending Revolving Credit Lender also agrees that the Applicable Margin, Commitment Fee Rate and other provisions set forth on Annex I attached hereto shall be applicable to its Extending Revolving Credit Commitments.

Each Extending Revolving Credit Lender party to this Agreement (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements delivered pursuant to Section 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and to become a Lender under the Credit Agreement, (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Agents, the Arrangers or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto, (iii) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents or any other instrument or document furnished pursuant thereto as are delegated to the Agents by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, and (v) in the case of each lending institution organized under the laws of a jurisdiction outside the United States, attaches the forms prescribed by the Internal Revenue Service of the United States, certifying as to its entitlement to a complete exemption from United States withholding taxes with respect to all payments to be made under the Credit Agreement and the other Loan Documents.
Upon the execution of a counterpart of this Agreement by the Administrative Agent and the Borrower, the delivery to the Administrative Agent of a fully executed copy (including by way of counterparts and by fax) hereof and the payment of any fees required in connection herewith, each Extending Revolving Credit Lender party hereto shall become (or remain) a Lender pursuant to the Credit Agreement and, to the extent provided in this Agreement, shall have the rights and obligations of a Lender thereunder and under the other Loan Documents.
You may accept this Agreement by signing the enclosed copies in the space provided below, and returning one copy of same to us before the close of business on  _____,  _____. If you do not so accept this Agreement by such time, your Extending Revolving Credit Commitments set forth in this Agreement shall be deemed cancelled.
After the execution and delivery to the Administrative Agent of a fully executed copy of this Agreement (including by way of counterparts and by fax) by the parties hereto, this Agreement may only be changed, modified or varied by written instrument in accordance with the requirements for the modification of Loan Documents pursuant to Section 10.1 of the Credit Agreement.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

Very truly yours,

[NAME OF LENDER]

By:

Name:

Title:

Agreed and Accepted
this  _____ day of  _____,  _____:
PINNACLE ENTERTAINMENT, INC.,
a Delaware corporation,

By:

Name:
Title:

BARCLAYS BANK PLC,
as Administrative Agent

By:

Name:
Title:

Annex I to Extending Revolving Credit Commitment Agreement

Name of Lender:

Extending Revolving Credit Commitment:

Applicable Margin for Eurodollar Loans:

Applicable Margin for Base Rate Loans:

Commitment Fee Rate:

Other provisions applicable to Extending Revolving Credit Commitments:

Exhibit E
EXHIBIT O TO CREDIT AGREEMENT
FORM OF ASSIGNMENT AND ACCEPTANCE
_____________, 20____
Reference is made to the Second Amended and Restated Credit Agreement, dated as of December 14, 2005 (as amended and as the same may be further amended, restated, amended and restated, supplemented, replaced or otherwise modified from time to time, the “Credit Agreement”), among PINNACLE ENTERTAINMENT, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities from time to time parties to the Credit Agreement, LEHMAN BROTHERS INC. and BEAR, STEARNS & CO. INC., as joint advisors, joint lead arrangers and joint book runners, BEAR STEARNS CORPORATE LENDING INC., as syndication agent, WELLS FARGO BANK, N.A., as lead arranger, and LEHMAN COMMERCIAL PAPER INC. or its successors or assigns, as administrative agent. Capitalized terms used and not defined herein shall have the meaning set forth in the Credit Agreement.
The Assignor identified on Schedule 1 hereto (the “Assignor”) and the Assignee identified on Schedule 1 hereto (the “Assignee”) agree as follows:
1. The Assignor hereby irrevocably sells and assigns to the Assignee without recourse to the Assignor, and the Assignee hereby irrevocably purchases and assumes from the Assignor without recourse to the Assignor, as of the Effective Date (as defined below in paragraph 4), the interest described on Schedule 1 hereto (the “Assigned Interest”) in and to the Assignor’s rights and obligations under the Credit Agreement with respect to those credit facilities contained in the Credit Agreement as are set forth on Schedule 1 hereto (individually, an “Assigned Facility” collectively, the “Assigned Facilities”), in a principal amount for each Assigned Facility as set forth on Schedule 1 hereto.
2. The Assignor: (a) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or with respect to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, any other Loan Document or any other instrument or document furnished pursuant thereto, other than that the Assignor has not created any adverse claim upon the interest being assigned by it hereunder and that such interest is free and clear of any such adverse claim; (b) makes no representation or warranty and assumes no responsibility with respect to the financial condition of the Borrower, any of its Subsidiaries or any other obligor or the performance or observance by the Borrower, any of its Subsidiaries or any other obligor of any of their respective obligations under the Credit Agreement or any other Loan Document or any other instrument or document furnished pursuant hereto or thereto; and (c) attaches any Notes held by it evidencing the Assigned Facilities and (i) requests that the Administrative Agent, upon request by the Assignee, exchange the attached Notes for a new Note or Notes payable to the Assignee and (ii) if the Assignor has retained any interest in the Assigned Facility, requests that the Administrative Agent exchange the attached Notes for a new Note or Notes payable to the Assignor, in each case in amounts which reflect the assignment being made hereby (and after giving effect to any other assignments which have become effective on the Effective Date).

3. The Assignee (a) represents and warrants that it is legally authorized to enter into this Assignment and Acceptance; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements delivered pursuant to Section 4.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (c) agrees that it will, independently and without reliance upon the Assignor, the Agents, the Arrangers or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes the Agents to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to the Agents by the terms thereof together with such powers as are incidental thereto; and (e) agrees that it will be bound by the provisions of the Credit Agreement and will perform in accordance with its terms all the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender, including, without limitation, if it is organized under the laws of a jurisdiction outside of the United States, its obligation pursuant to Section 2.21 of the Credit Agreement.
4. The effective date of this Assignment and Acceptance shall be the “Effective Date of Assignment” set forth in Schedule 1 hereto (the “Effective Date”). Following the execution of this Assignment and Acceptance, it will be delivered to the Administrative Agent for acceptance by it and recording by the Administrative Agent pursuant to the Credit Agreement, effective as of the Effective Date (which shall not, unless otherwise agreed to by the Administrative Agent, be earlier than five Business Days after the date of such acceptance and recording by the Administrative Agent).
5. Upon such acceptance and recording, from and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignee whether such amounts have accrued prior to the Effective Date or accrue subsequent to the Effective Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Administrative Agent for periods prior to the Effective Date or with respect to the making of this assignment directly between themselves.
6. From and after the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and under the other Loan Documents and shall be bound by the provisions thereof and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.
7. This Assignment and Acceptance shall be governed by and construed in accordance with the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed as of the date first above written by their respective duly authorized officers on Schedule 1 hereto.
[Signature page to follow]

Schedule 1
to Assignment and Acceptance

Name of Assignor:

Name of Assignee:

Effective Date of Assignment:

Commitment
Percentage
Credit Facility Assigned[1]	Principal Amount Assigned	Assigned[2]

	$	.	%
[Name of Assignee]

By:

Title:

[Name of Assignor]

By:

Title:

[1]	Unless the Non-Extending Revolving Credit Termination Date has passed, if you are assigning a portion of the Revolving Credit Facility, please specify whether you are assigning (i) Non-Extending Revolving Credit Commitments and/or Non-Extending Revolving Credit Loans or (ii) Extending Revolving Credit Commitments and/or Extending Revolving Credit Loans.

[2]	Calculate the Commitment Percentage that is assigned to at least 15 decimal places and show as a percentage of the aggregate commitments of all Lenders.

Consented To:

PINNACLE ENTERTAINMENT, INC.,
a Delaware corporation[3]

By:

Title:

[LEHMAN COMMERCIAL PAPER INC.]
[BARCLAYS BANK PLC], as
Administrative Agent[3]

By:

Title:

[__], as Issuing Lender[3]

By:

Title:

[LEHMAN COMMERCIAL PAPER INC.]
[BARCLAYS BANK PLC], as Swing
Line Lender[3]

By:

Title:

[3]	The consents of the Borrower, the Administrative Agent, the Issuing Lender and the Swing Line Lender may not be required. Typically, the Credit Agreement provides that the consent of the Borrower, the Administrative Agent, the Issuing Lender and the Swing Line Lender is required unless (i) the assignee already is a Lender under the Credit Agreement and (ii) in the case of the Issuing Lender and the Swing Lender, Revolving Credit Commitments are not being assigned. Check Section 10.6 of the Credit Agreement to determine what is needed.

Exhibit F
AMENDMENT, RESIGNATION, WAIVER, CONSENT
AND APPOINTMENT AGREEMENT
This Amendment, Resignation, Waiver, Consent and Appointment Agreement (this “Agreement”) is entered into as of                           ,      , by and among Lehman Commercial Paper Inc. (“Lehman”), a debtor and debtor in possession under chapter 11 of the Bankruptcy Code (defined below) acting alone or through one or more of its branches as the Administrative Agent (in such capacities, the “Existing Agent”) under that certain Credit Agreement (as defined below), the Successor Agent (as defined below) and Pinnacle Entertainment, Inc. (the “Borrower”). Defined terms in the Credit Agreement have the same meanings where used herein, unless otherwise defined.
RECITALS
WHEREAS, the Borrower, the Lenders, the Existing Agent and certain other agents party thereto have entered into that certain Second Amended and Restated Credit Agreement dated as of December 14, 2005 (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”);
WHEREAS, On October 5, 2008, the Existing Agent commenced a voluntary case under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”);
WHEREAS, the Existing Agent desires to resign as Administrative Agent under the Credit Agreement and the other Loan Documents; and
WHEREAS, pursuant to the Fourth Amendment, the Required Lenders appointed Barclays Bank PLC as successor Administrative Agent (in such capacity, the “Successor Agent”) under the Credit Agreement and the other Loan Documents, subject to the occurrence of the Effective Date (as defined below), and instructed both the Existing Agent and the Successor Agent to execute and deliver this Agreement, the Borrower desires to ratify such appointment, and the Successor Agent wishes to accept such appointment.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:
1. Agency Resignation, Waiver, Consent and Appointment.
(a) As of the Effective Date (as defined below), (i) the Existing Agent hereby resigns as the Administrative Agent as provided under Section 9.9 (Successor Administrative Agent) of the Credit Agreement and shall have no further obligations under the Loan Documents in such capacity; (ii) Barclays Bank PLC hereby accepts the appointment by the Required Lenders (and the consent thereto by the Borrower) set forth in the Fourth Amendment as Successor Agent; (iii) the Successor Agent shall bear no responsibility for any actions taken or omitted to be taken by the Existing Agent while the Existing Agent served as Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents and (iv) each of the Existing Agent and Borrower authorizes the Successor Agent to file any assignments or amendments with respect to the Uniform Commercial Code Financing Statements, Mortgages, and other filings in respect of the Collateral as the Successor Agent deems necessary or desirable and each party hereto agrees to execute any documentation and to take such other actions as may reasonably be necessary to evidence the resignation and appointment described herein; provided that the Existing Agent shall bear no responsibility for any actions taken or omitted to be taken by the Successor Agent under this clause (iv).

(b) The parties hereto hereby confirm, as of the Effective Date, that the Successor Agent succeeds to the rights and obligations of the Administrative Agent under the Credit Agreement and becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent and Swing Line Lender under each of the Loan Documents, and the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent and Swing Line Lender under the Credit Agreement and the other Loan Documents.
(c) The parties hereto hereby confirm that, as of the Effective Date, all of the indemnification and other similar provisions of the Credit Agreement which by their terms would survive the repayment of the Loans and the termination of the Commitments, including, without limitation, Section 9 (The Agents) and Section 10.5 (Payment of Expenses) to the extent they pertain to the Existing Agent, continue in effect for the benefit of the Existing Agent, its sub-agents and their respective affiliates in respect of any actions taken or omitted to be taken by any of them while the Existing Agent was acting as Administrative Agent and Swing Line Lender and inure to the benefit of the Existing Agent.
(d) The Existing Agent hereby assigns to the Successor Agent, as of the Effective Date, each of the Liens and security interests granted to the Existing Agent under the Loan Documents and the Successor Agent hereby assumes, as of the Effective Date, all such Liens, for its benefit and for the benefit of the Secured Parties.
(e) On and after the Effective Date, all possessory Collateral held by the Existing Agent for the benefit of the Lenders shall be deemed to be held by the Existing Agent as agent and bailee for the Successor Agent for the benefit of the Lenders until such time as such possessory Collateral has been delivered to the Successor Agent. Notwithstanding anything herein to the contrary or the effectiveness of the terms hereof, Borrower agrees that all of such Liens granted by Borrower, shall in all respects be continuing and in effect and are hereby ratified and reaffirmed by it. Without limiting the generality of the foregoing, any reference to the Existing Agent on any publicly filed document, to the extent such filing relates to the Liens and security interests in the Collateral assigned hereby and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such Liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided, that the parties hereto agree that the Existing Agent’s role as such collateral representative shall impose no duties, obligations, or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral other than the requirements of the Existing Agent to consummate the assignments effected hereby, whether such direction comes from the Successor Agent, the Required Lenders, or otherwise and the Existing Agent shall have the full benefit of the protective provisions of Section 9 (The Agents), including, without limitation, Section 9.7 (Indemnification), while serving in such capacity). The Successor Agent agrees to take possession of any possessory Collateral delivered to the Successor Agent following the Effective Date upon tender thereof by the Existing Agent.

2. Amendment. Effective as of the Effective Date, the Credit Agreement is hereby amended as follows:
(a) “Lehman Commercial Paper Inc.” is replaced in each instance where it appears with “Barclays Bank PLC”.
(b) ““LCPI”,” in the preamble to the Credit Agreement is deleted.
(c) “the “Administrative Agent”” in the preamble to the Credit Agreement is replaced with “the “Administrative Agent”, it being understood and agreed that any successor administrative agent appointed pursuant to Section 9.9 hereof shall be the “Administrative Agent””.
(d) “LCPI” in the first “WHEREAS” clause is replaced with “Lehman Commercial Paper Inc. (“LCPI”).
(e) “the Administrative Agent” in the first “WHEREAS” clause of the Credit Agreement is replaced with “LCPI as the previous administrative agent”
(f) the following definitions are amended and restated in their entirety:
“First Amendment”: that certain First Amendment to the Existing Credit Agreement, dated as of October 11, 2005, among the Borrower, the lenders party thereto and LCPI as the prior administrative agent.
“Issuing Lender”: any Revolving Credit Lender from time to time designated by the
Borrower as an Issuing Lender with the consent of such Revolving Credit Lender and notice to the Administrative Agent, subject to Section 9.9(c) hereof, as applicable.
“Swing Line Lender”: Barclays Bank PLC, in its capacity as the lender of Swing Line Loans, or, subject to Section 9.9(b) hereof, any other Revolving Credit Lender from time to time designated by the Borrower to replace the existing Swing Line Lender with the consent of such Revolving Credit Lender and notice to the Administrative Agent; provided that in no event shall (i) there be more than one Swing Line Lender at any time and (ii) any change in the Swing Line Lender be permitted to occur while any Swing Line Loans are outstanding.
“Third Amendment”: that certain Third Amendment to Second Amended and Restated Credit Agreement, dated as of November 17, 2006, between Borrower and LCPI as prior administrative agent.
“Fourth Amendment”: that certain Fourth Amendment to Second Amended and Restated Credit Agreement, dated as of the Fourth Amendment Effective Date, between Borrower, LCPI as prior administrative agent and the Required Lenders.
(g) the following definition is added:
“Supermajority Lenders”: at any time, the holders of more than 66.7% of the sum of (i) the aggregate unpaid amount of the Term Loans then outstanding, (ii) the aggregate unpaid amount of the Delayed Draw Term Loans then outstanding, (iii) the unfunded Delayed Draw Term Loan Commitments (if any), and (iv) the Total Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, the Total Revolving Extensions of Credit then outstanding.
(h) Section 9.9 of the Credit Agreement is restated in its entirety as follows:

“9.9 Successor Administrative Agent and Successor Swing Line Lender.
(a) The Administrative Agent may resign as Administrative Agent upon 10 days’ notice (such 10 day period, the “Notice Period”) to the Lenders and the Borrower (the “Administrative Agent Resignation”). The Administrative Agent may be removed (i) with or without cause, upon the affirmative vote of the Supermajority Lenders to remove the Administrative Agent and the consent of Borrower, in each case in writing, or (ii) for so long as the Administrative Agent or any Affiliate of the Administrative Agent is a Defaulting Lender, upon the affirmative vote of the Required Lenders to remove the Administrative Agent and the consent of the Borrower, in each case in writing (each of clause (i) and (ii), an “Administrative Agent Removal”). In the event of an Administrative Agent Resignation or an Administrative Agent Removal, the Required Lenders shall appoint from among the Lenders a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 8(a) or Section 8(f) with respect to the Borrower shall have occurred and be continuing) be subject to approval by the Borrower (which approval shall not be unreasonably withheld or delayed). In the event of an Administrative Agent Resignation, if no successor agent is appointed prior to the effective date of the resignation of the Administrative Agent, the Administrative Agent may appoint, after consulting with the Lenders and the Borrower, a successor agent from among the Lenders. Effective upon the acceptance of its appointment as successor agent hereunder, the Person acting as such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall mean such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Administrative Agent by the effective date of the removal of the Administrative Agent pursuant to an Administrative Agent Removal, or by the end of the Notice Period in the case of an Administrative Agent Resignation, the retiring Administrative Agent’s resignation or removal shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Administrative Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. The Syndication Agent may, at any time, by notice to the Lenders and the Administrative Agent, resign as Syndication Agent hereunder, whereupon the duties, rights, obligations and responsibilities of the Syndication Agent hereunder shall automatically be assumed by, and inure to the benefit of, the Administrative Agent, without any further act by the Syndication Agent, the Administrative Agent or any Lender. After any retiring Agent’s resignation as Agent (or, in the case of the Administrative Agent, upon its resignation or removal as set forth in this section), the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents.

(b) If the Administrative Agent is the Swing Line Lender or is an Affiliate of the Swing Line Lender, then (i) any Administrative Agent Resignation or Administrative Agent Removal shall also constitute the resignation or removal of the Swing Line Lender, and (ii) any successor Administrative Agent appointed pursuant to this Section shall, upon its acceptance of such appointment, become the successor Swing Line Lender for all purposes hereunder. In such event, (i) Borrower shall prepay any outstanding Swing Line Loans made by (x) the resigning Administrative Agent in its capacity as Swing Line Lender, on or prior to the end of the Notice Period, in the case of an Administrative Agent Resignation, and (y) the removed Administrative Agent in its capacity as Swing Line Lender as a condition to the effectiveness of the removal of the Administrative Agent, in the case of an Administrative Agent Removal, (ii) upon such prepayment, the retiring or removed Administrative Agent and Swing Line Lender shall surrender any Swing Line Note held by it to Borrower for cancellation, and (iii) Borrower shall issue, if so requested by successor Administrative Agent and Swing Line Lender, a new Swing Line Note to the successor Administrative Agent and Swing Line Lender.
(c) If the Administrative Agent is an Issuing Lender or is an Affiliate of an Issuing Lender, then any Administrative Agent Resignation or Administrative Agent Removal shall also constitute the resignation or removal of such Issuing Lender. In such event, (i) such Issuing Lender shall no longer be obligated to issue additional Letters of Credit, (ii) in the case of an Administrative Agent Removal only, Borrower shall either deliver the originals of all outstanding Letters of Credit issued by such Issuing Lender to such Issuing Lender or enter into arrangements with respect to such outstanding Letters of Credit as may be satisfactory to such Issuing Lender as a condition to the effectiveness of the removal of the Administrative Agent and (iii) for so long as such Letters of Credit remain outstanding, the Issuing Lender shall continue to have all of the rights and obligations of an Issuing Lender hereunder with respect to such Letters of Credit issued by it prior to its resignation or removal.”
3. Address for Notices.
(a) As of the Effective Date, the address of the “Administrative Agent” for the purposes of Section 10.2 (Notices) of the Credit Agreement, and for all notice purposes under all Loan Documents, shall be as follows:
Barclays Bank PLC
200 Park Avenue
New York, NY 10166
Attention: Craig Malloy
Telecopy: (646) 758-4617
Telephone: (212) 526-7150
with a copy to:
Barclays Capital Services LLC
200 Cedar Knolls Road
Whippany, NJ 07981
Attention: May Wong
Facsimile: (973) 576-3014
Telephone: (973) 576-3251

(b) As of the Effective Date, the Borrower hereby agrees that any payment required to be made to the Successor Agent (whether for its own account or for the account of the Lenders) under the Credit Agreement shall be made to the address set forth in Section 3(a) hereof.
4. Representations and Warranties.
(a) Lehman hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that (i) it is legally authorized to enter into and has duly executed and delivered this Agreement and (ii) the execution and delivery by Lehman of this Agreement and the performance of its obligations hereunder have been approved by the Order Pursuant to Sections 105(a), 363(b), and 541(d) of the Bankruptcy Code and Bankruptcy Rule 6004 Authorizing Debtor to (A) Continue to Utilize its Agency Bank Account, (B) Terminate Agency Relationships and (C) Elevate Loan Participations, dated October 6, 2008 and entered by the United States Bankruptcy Court for the Southern District of New York, as to which no stay has been ordered and which has not been reversed, modified, vacated or overturned, and that no further notice, consent or order is required.
(b) Successor Agent hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that it is legally authorized to enter into and has duly executed and delivered this Agreement.
(c) The Borrower hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that (i) it is legally authorized to enter into and has duly executed and delivered this Agreement, (ii) no Default or Event of Default has occurred and is continuing, including, specifically, with respect to Sections 6.10, 6.11 and 6.12 of the Credit Agreement, (iii) the representations and warranties set forth in Section 4 (Representations and Warranties) of the Credit Agreement and the representations and warranties in each other Loan Document, including, specifically, Section 4.19 of the Credit Agreement, are true and correct on and as of (a) the date of this Agreement and (b) the Effective Date with the same effect as though made on and as of December 14, 2005, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date; (iv) Schedule 2 contains a complete list of all possessory Collateral and security filings related to the Collateral delivered to the Existing Agent; (v) the actions described in Schedule 3 hereto have been performed prior to the date hereof and (vi) all Liens and security interests created under the Loan Documents for the benefit of the Secured Parties under the Loan Documents are valid and enforceable Liens on and/or security interests in the Collateral, as security for the Obligations.
5. Conditions Precedent to Effectiveness. For purposes of this Agreement, the term “Effective Date” means the first date on which all of the following conditions have been satisfied:
(a) Each of the parties hereto shall have executed and delivered this Agreement;
(b) The Existing Agent shall have received from the Borrower payment in immediately available funds of all costs, expenses, accrued and unpaid fees and other amounts payable to it as the Existing Agent pursuant to the Loan Documents (including fees and expenses of counsel), set forth on Schedule 1 hereto, in each case to the account specified on Schedule 1 hereto;

(c) The Successor Agent and the Borrower shall have executed and delivered a fee letter in relation to the annual agency fee paid to the Administrative Agent by the Borrower;
(d) The Existing Agent shall have confirmed in writing that it has delivered the items set forth on Schedule 2 hereto to the Successor Agent and the Successor Agent shall have confirmed in writing that it has received the items set forth on Schedule 2 hereto, except for the membership interest in PNK (Reno), LLC as to which delivery and confirmation thereof will not occur until after the requisite approval is obtained from the Nevada Gaming Commission;
(e) The Successor Agent shall have confirmed in writing that the Existing Agent has completed each of the tasks listed on Schedule 4 hereto; and
(f) Each of the Guarantors shall have executed and delivered the Consent of Guarantors in the form of Exhibit A attached hereto.
6. Further Assurances.
(a) Without limiting its obligations in any way under any of the Loan Documents, the Borrower reaffirms and acknowledges its obligations to the Successor Agent to the extent provided in the Credit Agreement and the other Loan Documents and that the delivery of any agreements, instruments or any other document and any other actions taken or to be taken to the extent required by and in accordance with the Credit Agreement and the other Loan Documents shall be to the satisfaction of Successor Agent notwithstanding whether any of the foregoing was or were previously satisfactory to the Existing Agent.
(b) Each of the Borrower and the Existing Agent agrees that, following the Effective Date, it shall furnish, at the Borrower’s expense, additional releases of Collateral, amendment or termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by the Successor Agent from time to time in order to effect the matters covered hereby.
(c) The Borrower shall reimburse the Existing Agent for all reasonable out-of-pocket costs and expenses incurred by the Existing Agent in connection with any actions taken pursuant to this Agreement to the extent provided in the Credit Agreement.
(d) Each of the Borrower and the Existing Agent agrees that (i) it shall use commercially reasonable efforts to obtain the approvals necessary from the Nevada Gaming Commission for the transfer of the Pledge Agreement (Gaming Regulated) with respect to the membership interest in PNK (Reno), LLC and (ii) promptly following the date on which the Nevada Gaming Commission advises the Borrower that it has approved the transfer of the Pledge Agreement (Gaming Regulated) with respect to the membership interest in PNK (Reno), LLC, and in any event not later than 45 days after the Borrower is so advised (or such later date as the Successor Agent may agree in its discretion), it shall take such actions as are customary and may be reasonably requested by the Successor Agent in connection with the transfer of the Pledge Agreement (Gaming Regulated) with respect to the membership interest in PNK (Reno), LLC from the Existing Agent to the Successor Agent.

7. Release. Borrower hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Lehman (whether in its capacity as an agent, lender, hedging counterparty or otherwise) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors or assigns (collectively, the “Released Parties”) to the extent arising out of or in connection with the Loan Documents, including without limitation damages resulting from any prior or future failure to fund the Commitment of Lehman thereunder (collectively, the “Claims”). Borrower further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Claims or from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any Released Party with respect to Obligations under the Loan Documents. For the avoidance of doubt, it is acknowledged that the Commitment of Lehman as a Lender under the Credit Agreement is not, and is not meant to be, terminated hereby. Each of the Released Parties shall be a third party beneficiary of the release herein provided.
8. Return of Payments.
(a) In the event that, after the Effective Date, the Existing Agent receives any principal, interest or other amount owing to any Lender or the Successor Agent under the Credit Agreement or any other Loan Document, the Existing Agent agrees that such payment shall be held in trust for the Successor Agent, and the Existing Agent shall return such payment promptly to the Successor Agent for payment to the Person entitled thereto.
(b) In the event that, after the Effective Date, the Successor Agent receives any principal, interest or other amount owing to Existing Agent under the Credit Agreement or any other Loan Document, the Successor Agent agrees that such payment shall be held in trust for the Existing Agent, and the Successor Agent shall return such payment promptly to the Existing Agent.
9. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.
10. Limitation. Each of the Borrower and the Successor Agent hereby agrees that this Agreement (i) does not impose on the Existing Agent affirmative obligations or indemnities to which it was not already subject, as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and that could give rise to any administrative expense claims other than claims arising as a result of (x) the failure by Lehman to perform any of its obligations hereunder or (y) any representation or warranty of Lehman set forth herein not being true and correct on and as of the date hereof and on and as of the Effective Date and (ii) is not inconsistent with the terms of the Credit Agreement.
11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.
12. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.
13. Interpretation. This Agreement is a Loan Document for the purposes of the Credit Agreement.

14. Confidentiality. Schedule 1 to this Agreement is exclusively for the information of the parties hereto and the information therein may not be disclosed by any of the parties hereto or by any Guarantor to any third party or circulated or referred to publicly without the prior written consent of Lehman, which consent shall not be unreasonably withheld, delayed or conditioned, except that this Agreement, including such Schedules, may be disclosed, if required, in any legal, judicial or administrative proceeding or as otherwise required by law or regulation or as requested by a governmental or regulatory authority.
15. Fee Letter. As of the Effective Date, that certain administrative fee letter dated as of December 14, 2005 between Borrower and the Existing Agent shall be of no further force or effect.
16. APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

LEHMAN COMMERCIAL PAPER, INC., as Existing Agent

By:

Name:
Title:
AMENDMENT, RESIGNATION, WAIVER, CONSENT
AND APPOINTMENT AGREEMENT

BARCLAYS BANK PLC, as Successor Agent

By:

Name:
Title:
AMENDMENT, RESIGNATION, WAIVER, CONSENT
AND APPOINTMENT AGREEMENT

PINNACLE ENTERTAINMENT, INC., as Borrower
By:
Name:
Title:
AMENDMENT, RESIGNATION, WAIVER, CONSENT
AND APPOINTMENT AGREEMENT

Schedule 1
Expenses
Payment in full of the following amounts (in the aggregate, the “Expenses”):

Amount
Costs and Expenses Payable by Borrower (the “Costs and Expenses”):

Costs and Expenses (including legal fees)	$
Wire Transfer Information for the Payoff Amount:
Credit Bank:
ABA#
For Credit To:
Account No.
For Further Credit To:
Account No.
Att:
Ref:

Schedule 2
Collateral
Stock Certificates and Stock Powers
1. Stock Certificate No. 2 and Stock Power of President Riverboat Casino-Missouri, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
2. Membership Certificate No. 1 and Stock Power of Belterra Resort Indiana, LLC, issued to Pinnacle Entertainment, Inc., representing 100% ownership interest.
3. Stock Certificate No. 3 and Stock Power of Biloxi Casino Corp., issued to Casino Magic Corp., in the amount of 1,250 shares.
4. Membership Certificate No. 1 and Stock Power of Boomtown, LLC, issued to Pinnacle Entertainment, Inc., representing 100% ownership interest.
5. Stock Certificate No. 2 and Stock Power of Casino Magic Corp., issued to Pinnacle Entertainment, Inc., in the amount of 35,000,000 shares.
6. Stock Certificate No. 24 and Stock Power of Casino One Corporation, issued to Casino Magic Corp., in the amount of 100 shares.
7. Stock Certificate No. 5 and Stock Power of PNK (Bossier City), Inc., issued to Casino Magic Corp., in the amount of 100 shares.
8. Membership Certificate No. 1 and Stock Power of PNK (Reno), LLC, issued to Pinnacle Entertainment, Inc., representing 100% ownership interest.
9. Stock Certificate No. 1 and Stock Power of St. Louis Casino Corp., issued to Casino Magic Corp., in the amount of 1,000 shares.
10. Stock Certificate No. 1 and Stock Power of Casino Magic Management Services Corp., issued to Casino Magic Corp., in the amount of 1,000 shares.
11. Stock Certificate No. 1 and Stock Power of Realty Investment Group, Inc., issued to Hollywood Park, Inc. (predecessor in interest to Pinnacle Entertainment, Inc.), in the amount of 1,000 shares.
12. Stock Certificate No. 1 and Stock Power of PNK Development 1, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
13. Stock Certificate No. 1 and Stock Power of PNK Development 2, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
14. Stock Certificate No. 1 and Stock Power of PNK Development 3, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
15. Stock Certificate No. 1 and Stock Power of PNK Development 4, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.

16. Stock Certificate No. 1 and Stock Power of PNK Development 5, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
17. Stock Certificate No. 1 and Stock Power of PNK Development 6, Inc., issued to Pinnacle Entertainment, Inc., in the amount of 1,000 shares.
Security Filings Related to the Collateral
[to come]

Schedule 3
1. Each of the Borrower, BILOXI CASINO CORP., CASINO MAGIC CORP., CASINO ONE CORPORATION, PNK (BOSSIER CITY), INC., ST. LOUIS CASINO CORP., BELTERRA RESORT INDIANA, LLC, BOOMTOWN, LLC, OGLE HAUS, LLC, PNK (LAKE CHARLES), L.L.C., PNK (RENO), LLC, LOUISIANA-I GAMING, PNK (ES), LLC, PNK (ST. LOUIS RE), LLC, LLC, PNK (CHILE 1), LLC, PNK (CHILE 2), LLC, YANKTON INVESTMENTS, LLC, PNK (BATON ROUGE) PARTNERSHIP, PNK Development 7, LLC, PNK Development 8, LLC, PNK Development 9, LLC, PNK (SCB), L.L.C., PNK (STLH), LLC and President Riverboat Casino-Missouri, Inc. is party to the Security Agreement and the Pledge Agreement (General).
2. All outstanding equity interests and promissory notes (if any), with appropriate transfer instruments, owned by or on behalf of each Loan Party have been pledged pursuant to the Security Agreement or the Pledge Agreements.
3. All Uniform Commercial Code financing statements and other appropriate documents and instruments required to create and/or perfect the Liens intended to be created and/or perfected under the Security Documents have been filed, registered, recorded or delivered. The Security Documents as of the Effective Date are:
(a) The Amended and Restated Security Agreement, dated as of December 14, 2005, executed and delivered by the Borrower and the Restricted Subsidiaries (other than Immaterial Subsidiaries). [amendments to be noted]
(b) The Amended and Restated Trademark Collateral Assignment, dated as of December 14, 2005, executed and delivered by the Borrower and the Restricted Subsidiaries (other than Immaterial Subsidiaries). [amendments to be noted]
(c) The Amended and Restated Pledge Agreement, dated as of [  _____  ], executed and delivered by the Borrower and the Restricted Subsidiaries (other than Immaterial Subsidiaries). [amendments to be noted]
(d) [Each Pledge Agreement (Gaming Regulated) to be noted].
(e) [Each Mortgage to be noted]
(f) [Each Preferred Ship Mortgage to be noted]
(g) The Collateral Assignment of Redevelopment Agreement, dated as of [     ], executed and delivered by [     ]
(h) The Collateral Assignment of Cooperative Endeavor Agreement, dated as of [     ], executed and delivered by [     ]
(i) [other Security Documents to be noted]
4. All Mortgages, title insurance policies, abstracts, appraisals, legal opinions and other appropriate real estate security documents with respect to all Mortgaged Properties have been filed, registered, recorded or delivered pursuant to the Credit Agreement and the Security Documents, unless otherwise required upon request and such request was not made.
5. All consents and approvals required to be obtained in connection with the execution and delivery of all Security Documents, the performance of the obligations thereunder and the granting of the Liens thereunder have been obtained, except for the Nevada Gaming Commission’s approval of the transfer of the Pledge Agreement (Gaming Regulated) with respect to the membership interest in PNK (Reno), LLC from the Existing Agent to the Successor Agent.

Schedule 4
The Existing Agent shall have delivered to the Successor Agent:
(a) copies of the Loan Documents existing as of the Effective Date, together with all amendments and supplements thereto;
(b) a list of all of the Lenders and their respective commitments as of the close of business on the date of this Agreement;
(c) an executed assignment of mortgage or deed of trust (as applicable and if reasonably necessary) with regard to each of the Mortgages in its capacity as Administrative Agent (provided that neither the Existing Agent nor the Successor Agent shall be responsible for the form, content or filing of any such assignments or the applicable mortgages);
(d) description of any additional documents prepared to transfer, as of record, the security interests, financing statements and all other notices of security interests and Liens previously filed by it in its capacity as Administrative Agent (provided that neither the Existing Agent nor the Successor Agent shall be responsible for the form, content or filing of any such financing statements, instruments or notices); and
(e) (i) copies of all of the Existing Agent’s books and records concerning the Loans (including without limitation all of those books and records that evidence the amount of principal, interest and other sums due under the Loan Documents) and (ii) such other information and data as shall be reasonably necessary for the Successor Agent to establish an Intralinks website (or substantially similar electronic transmission system) for purposes of general communications with the parties to the Loan Documents.

Exhibit A
CONSENT OF GUARANTORS
By signing this Consent, each Guarantor hereby consents to the foregoing Agreement (including without limitation the amendments to the Credit Agreement contained therein), and confirms that (i) the obligations of the Borrower under the Credit Agreement as modified by the Agreement (x) are guaranteed by the Guarantors as set forth in the Subsidiary Guaranty and (y) constitute Obligations, and (ii) notwithstanding the effectiveness of the terms of the Agreement, the Subsidiary Guaranty and each of the Loan Documents to which it is a party is, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects.
Each Guarantor agrees to execute any documentation and to take such other actions as may reasonably be necessary to evidence the resignation and appointment, and the transfer of the Collateral, as described in the Agreement, in each case at the Borrower’s expense; provided that the Existing Agent shall bear no responsibility for any actions taken or omitted to be taken by the Successor Agent under this paragraph or under Section 1(a)(iv) of the Agreement.
Each Guarantor hereby confirms, as of the Effective Date, that the Successor Agent becomes vested with all of the rights, powers, privileges and duties of the Administrative Agent under each Loan Document applicable to such Guarantor, and the Existing Agent is discharged from all of its duties and obligations as the Administrative Agent under each Loan Document applicable to such Guarantor.
On and after the Effective Date, all possessory Collateral held by the Existing Agent for the benefit of the Lenders shall be deemed to be held by the Existing Agent as agent and bailee for the Successor Agent for the benefit of the Lenders until such time as such possessory Collateral has been delivered to the Successor Agent. Notwithstanding anything herein to the contrary or the effectiveness of the terms hereof, each Guarantor agrees that all of such Liens granted by any Guarantor, shall in all respects be continuing and in effect and are hereby ratified and reaffirmed by each Guarantor. Without limiting the generality of the foregoing, any reference to the Existing Agent on any publicly filed document, to the extent such filing relates to the Liens and security interests in the Collateral assigned pursuant to the Agreement and until such filing is modified to reflect the interests of the Successor Agent, shall, with respect to such Liens and security interests, constitute a reference to the Existing Agent as collateral representative of the Successor Agent (provided, that the parties hereto agree that the Existing Agent’s role as such collateral representative shall impose no duties, obligations, or liabilities on the Existing Agent, including, without limitation, any duty to take any type of direction regarding any action to be taken against such Collateral other than the requirements of the Existing Agent to consummate the assignments effected hereby, whether such direction comes from the Successor Agent, the Required Lenders, or otherwise and the Existing Agent shall have the full benefit of the protective provisions of Section 9 (The Agents), including, without limitation, Section 9.7 (Indemnification), while serving in such capacity).
Each Guarantor hereby represents and warrants on and as of the date hereof and on and as of the Effective Date that it is legally authorized to enter into and has duly executed and delivered this Consent.
Without limiting its obligations in any way under any of the Loan Documents, each Guarantor reaffirms and acknowledges its obligations to the Successor Agent to the extent provided in any Loan Document applicable to it and that the delivery of any agreements, instruments or any other document and any other actions taken or to be taken to the extent required by and in accordance with any Loan Document applicable to it shall be to the satisfaction of Successor Agent notwithstanding whether any of the foregoing was or were previously satisfactory to the Existing Agent.

Each Guarantor hereby unconditionally and irrevocably waives all claims, suits, debts, liens, losses, causes of action, demands, rights, damages or costs, or expenses of any kind, character or nature whatsoever, known or unknown, fixed or contingent, which any of them may have or claim to have against Lehman (whether in its capacity as an agent, lender, hedging counterparty or otherwise) or its agents, employees, officers, affiliates, directors, representatives, attorneys, successors or assigns (collectively, the “Released Parties”) to the extent arising out of or in connection with the Loan Documents, including without limitation damages resulting from any prior or future failure to fund the Commitment of Lehman thereunder (collectively, the “Claims”). Each Guarantor further agrees forever to refrain from commencing, instituting or prosecuting any lawsuit, action or other proceeding against any Released Parties with respect to any and all of the foregoing described waived, released, acquitted and discharged Claims or from exercising any right of recoupment or setoff that it may have under a master netting agreement or otherwise against any Released Party with respect to Obligations under the Loan Documents. For the avoidance of doubt, it is acknowledged that the Commitment of Lehman as a Lender under the Credit Agreement is not, and is not meant to be, terminated hereby. Each of the Released Parties shall be a third party beneficiary of the release herein provided.
Each Guarantor hereby agrees that this Consent (i) does not impose on the Existing Agent affirmative obligations or indemnities to which it was not already subject, as of the date of its petition commencing its proceeding under chapter 11 of the Bankruptcy Code, and that could give rise to any administrative expense claims other than claims arising as a result of (x) the failure by Lehman to perform any of its obligations hereunder or (y) any representation or warranty of Lehman set forth herein not being true and correct on and as of the date hereof and on and as of the Effective Date and (ii) is not inconsistent with the terms of the Credit Agreement.
[Signature page follows]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this CONSENT OF GUARANTORS as of the       day of                     , 2009.

BILOXI CASINO CORP., a Mississippi corporation CASINO MAGIC CORP., a Minnesota corporation ST. LOUIS CASINO CORP., a Missouri corporation

By:

Name:
Title:

CASINO ONE CORPORATION, a Mississippi corporation PNK (BOSSIER CITY), INC., a Louisiana corporation

By:

Name:
Title:

BELTERRA RESORT INDIANA, LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:
Title:

BOOMTOWN, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:
Title:
Consent of Guarantors to Agency Transfer Agreement

OGLE HAUS, LLC, an Indiana limited liability company

By:	Belterra Resort Indiana, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:
Title:

PNK (LAKE CHARLES), L.L.C., a Louisiana limited liability company

By:	Pinnacle Entertainment, Inc., its sole member and manager

By:

Name:
Title:

PNK (RENO), LLC, a Nevada limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:
Title:

LOUISIANA-I GAMING, a Louisiana partnership in Commendam

By:	Boomtown, LLC, its general partner

	By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:
Title:
Consent of Guarantors to Agency Transfer Agreement

PNK (ES), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member

By:

Name:
Title:

PNK (ST. LOUIS RE), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc.,
its sole member

By:

Name:
Title:

PNK (CHILE 1), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc, its sole member

By:

Name:

Title:

PNK (CHILE 2), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc, its sole member

By:

Name:

Title:

Consent of Guarantors to Agency Transfer Agreement

YANKTON INVESTMENTS, LLC, a Nevada limited liability company

By:

Name:

Title:

PNK (BATON ROUGE) PARTNERSHIP, a Louisiana partnership

By:	PNK Development 8, LLC, its Managing Partner

	By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:
Title:

PNK Development 7, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:

Title:

PNK Development 8, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:

Title:

Consent of Guarantors to Agency Transfer Agreement

PNK Development 9, LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:

Title:

PNK (SCB), L.L.C., a Louisiana limited liability company

By:	PNK Development 7, LLC, its sole member

	By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:
Title:

PNK (STLH), LLC, a Delaware limited liability company

By:	Pinnacle Entertainment, Inc., its sole member

By:

Name:

Title:

President Riverboat Casino-Missouri, Inc. a Missouri corporation

By:

Name:

Title:

Consent of Guarantors to Agency Transfer Agreement